SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                  ________________________________________________
                                   QUARTERLY REPORT

                                          ON

                                       FORM 10-Q

                                        FOR THE

                                QUARTERLY PERIOD ENDED

                                   DECEMBER 31, 1993

                  ________________________________________________


                       ALLEGHENY & WESTERN ENERGY CORPORATION

                               _____________________

                                       EXHIBITS
                               _____________________


                                    Exhibit Index

     Exhibit
     Number    Exhibit                                      Reference

     3.1       Articles of Incorporation of Allegheny       Incorporated by
               and Western Energy Corporation dated         reference to Exhibit
               June 4, 1984.                                D to Form 8-K dated
                                                            July 3, 1984.

     3.2       Amendment to Articles of Incorporation       Incorporated by
               of Allegheny & Western Energy Corporation,   reference to Exhibit
               dated August 2, 1990.                        3.2 to Form 10-K for
                                                            the year  ended June
                                                            30, 1990.

     3.3       Bylaws of Allegheny & Western Energy         Incorporated by
               Corporation.                                 reference to Exhibit
                                                            D to  Form 8-K dated
                                                            July 3, 1984.

     10.1      Appalachian Basin Pipeline Agreement.        Incorporated by
                                                            reference to Exhibit
                                                            10.1.2 to Amendment
                                                            No.1 to Form S-1
                                                            Registration
                                                            Statement
                                                            No. 2-71252.

     10.2      Columbia Gas Transmission Corporation        Incorporated by
               Gas Purchase Contract containing typical     reference to Exhibit
               "take or pay" contract provisions.           10.4  to   Form  S-1
                                                            Registration
                                                            Statement
                                                            No. 2-71252.

     10.3      Revolving Credit and Term Loan Agreement,    Incorporated by
               dated as of June 13, 1989, between the       reference to Exhibit
               registrant and the First National Bank       10.3  to  Form  10-K
               of Boston.                                   for the year  ended
                                                            June 30, 1989.

     10.4      Revolving Credit and Term Loan Agreement,    Incorporated by
               dated as of June 13, 1989, between           reference to Exhibit
               Mountaineer Gas Company and the First        10.5  to  Form  10-K
               National Bank of Boston.                     for the year  ended
                                                            June 30, 1989.

     10.5      Note Agreement, dated June 30, 1987,         Incorporated by
               between Mountaineer and Connecticut          reference to Exhibit
               General Life Insurance Company, Horace       10.5  to  Form  10-K
               Mann Life Insurance Company, INA Life        for the year ended
               Insurance Company of New York and Life       June 30, 1990.
               Insurance Company of North America.

     10.6      Participation Agreement, dated March 8,      Incorporated by
               1990, among TEX-HEX Corporation, Louran      reference to Exhibit
               Oil & Gas, Inc., AHI Drilling, Inc.,         10.6  to  Form  10-K
               SHIGO, Inc., Rush Moody, Jr., Peter W.       for the year  ended
               Stevens, John Bielun, Andrew R. Fair,        June 30, 1990.
               Jonathan Conrad and Richard Grant.

     10.7      Credit Agreement, dated September 24,        Incorporated by
               24, 1990, among Allegheny & Western          reference to Exhibit
               Energy Corporation, Pittsburgh National      10.7  to  Form  10-K
               Bank, and One Valley Bank, N.A. and          for the year ended
               Pittsburgh National Bank as Agent.           June 30, 1990.

     10.8      1987 Stock Option Plan (including form       Incorporated by
               of Stock Option Agreement).                  reference to Exhibit
                                                            10.8  to  Form  10-K
                                                            for the year ended
                                                            June 30, 1990.

     10.9      Credit Agreement, dated June 27, 1991,       Incorporated by
               between Mountaineer Gas Company and          reference to Exhibit
               Pittsburgh National Bank.                    10.9  to  Form  10-K
                                                            for the year  ended
                                                            June 30, 1991.

     10.10     Credit Agreement, dated June 27, 1991,       Incorporated by
               between Mountaineer Gas Company and          reference to Exhibit
               Pittsburgh National Bank.                    10.10  to Form  10-K
                                                            for the year ended
                                                            June 30, 1991.

     10.11     Agreements for Gas Purchase and Transpor-    Incorporated by
               tation Service between Mountaineer Gas       reference to Exhibit
               Company and Columbia Gas Transmission Corp.  10.11  to Form  10-K
                                                            for the year  ended
                                                            June 30, 1991.

     10.12     Second Amendment, dated October 31, 1991,    Incorporated by
               to Credit Agreement, dated September 21,     reference to Exhibit
               1990 among Allegheny & Western Energy        10.12  to  Form 10-Q
               Corporation, Pittsburgh National Bank and    for the quarter
               One Valley Bank, N.A. and Pittsburgh         ended September 30,
               National Bank as agent.                      1991.

     10.13     Third Amendment dated November 30, 1991,     Incorporated by
               to Credit Agreement, dated September 24,     reference to Exhibit
               1990, among Allegheny & Western Energy       10.13  to Form  10-Q
               Corporation, Pittsburgh National Bank        for the quarter
               and One Valley Bank, N.A. and Pittsburgh     ended December 31,
               National Bank as agent.                      1991.

     10.14     Note Purchase Agreement, dated July 15,      Incorporated by
               1992, between Mountaineer Gas Company and    reference to Exhibit
               Teachers Insurance and Annuity Association   10.14 to Form 10-K
               of America.                                  for the year ended
                                                            June 30, 1992.

     10.15     Employment Agreement, dated June 13, 1990    Incorporated by
               between Mr. Grant and Mountaineer Gas        reference to Exhibit
               Company.                                     10.15 to Form 10-K
                                                            for the year ended
                                                            June 30, 1992.

     10.16     Employment Agreement, dated June 13, 1990    Incorporated by
               between Mr. Fletcher and Mountaineer         reference to Exhibit
               Gas Company.                                 10.16 to Form 10-K
                                                            for the year ended
                                                            June 30, 1992.

     10.17     Consulting Agreement, dated March 1, 1992    Incorporated by
               between Mr. Lindley and the Company.         reference to Exhibit
                                                            10.17 to Form 10-K
                                                            for the year ended
                                                            June 30, 1992.

     10.18     Fourth Amendment, dated October 31, 1992,    Incorporated by
               to Credit Agreement, dated September 24,     reference to Exhibit
               1990, among Allegheny & Western Energy       10.18 to Form 10-Q
               Corporation, Pittsburgh National Bank and    for the quarter
               One Valley Bank, N.A. and Pittsburgh         ended    March   31,
               National Bank as agent.                      1993.

     10.19     Fifth Amendment, dated November 30, 1992,    Incorporated by
               to Credit Agreement dated September 24,      reference to Exhibit
               1990, among Allegheny & Western Energy       10.19 to Form 10-Q
               Corporation, Pittsburgh National Bank        for the quarter
               and One Valley Bank, N.A. and Pittsburgh     ended    March   31,
               National Bank as agent.                      1993.

     10.20     Purchase and Sales Agreement, dated          Incorporated by
               July 21, 1992 among Hallwood Energy          reference to Exhibit
               Partners, L.P. et. al and Mountaineer        10.20 to Form 10-Q
               Gas Company.                                 for the quarter
                                                            ended    March   31,
                                                            1993.

     10.21     Sixth Amendment, dated September 28,         Incorporated by
               1993, to Credit Agreement, dated             reference to Exhibit
               September 24, 1990, among Allegheny          10.21 to Form 10-Q
               and Western Energy Corporation,              for the quarter
               Pittsburgh National Bank and One             ended September 30,
               Valley Bank, N.A. and Pittsburgh             1993.
               National Bank as agent.



     10.22     Seventh Amendment, dated October 31,         Filed herewith
               1993, to Credit Agreement, dated
               September 24, 1990, among Allegheny
               and Western Energy Corporation,
               Pittsburgh National Bank and One
               Valley Bank, N.A. and Pittsburgh
               National Bank as agent.

     10.23     Employment Agreements with Richard           Filed herewith
               L. Grant, Michael S. Fletcher and W.
               Merwyn Pittman, individually.

     10.24     Supplemental Retirement Benefit Plan         Filed herewith
               Agreements between John G. McMillian,
               Richard L. Grant, Michael S. Fletcher
               and W. Merwyn Pittman, individually, and Allegheny & Western Energy Corporation.




     21.1      Subsidiaries of the Company.                 Incorporated by
                                                            reference to Exhibit
                                                            22.1 to Form 10-Q
                                                            for the quarter
                                                            ended    March   31,
                                                            1993.


          EXHIBIT
          NUMBER         DESCRIPTION

          10.22 Seventh Amendment, dated October 31, 1993, to Credit Agreement, dated September 24, 1990 among Allegheny and Western Energy Corporation, Pittsburgh National Bank and One Valley Bank, N. A. and Pittsburgh National Bank as agent.








                   SEVENTH AMENDMENT TO CREDIT AGREEMENT AND NOTES


               THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT AND NOTES (the "Seventh Amendment"), dated as of the 31st day of October, 1993, is made and entered into by and among ALLEGHENY & WESTERN ENERGY CORPORATION, a West Virginia corporation, as borrower (the "Borrower"), PNC BANK, NATIONAL ASSOCIATION, formerly Pittsburgh National Bank, and ONE VALLEY BANK, NATIONAL ASSOCIATION, as lenders (individually "PNC" and "Valley, respectively, and collectively the "Banks") and PNC BANK, NATIONAL ASSOCIATION, formerly Pittsburgh National Bank, as agent for the Banks (in such capacity the "Agent").


                                     WITNESSETH:


               WHEREAS, pursuant to a Credit Agreement (the "Credit Agreement") dated September 24, 1990 by and among the Borrower, the Banks and the Agent, the Banks agreed to extend certain credit facilities to the Borrower; and

               WHEREAS, pursuant to the Credit Agreement, the Borrower executed and delivered to PNC a Revolving Credit Note (the "PNC Revolving Credit Note") dated September 24, 1990 in the face amount of Two Million Five Hundred Thousand ($2,500,000) Dollars and made payable to the order of PNC and executed and delivered to Valley a Revolving Credit Note (the "Valley Revolving Credit Note") dated September 24, 1990 in the face amount of Two Million Five Hundred Thousand ($2,500,000) Dollars and made payable to the order of Valley; and

               WHEREAS, pursuant to a First Amendment to Credit Agreement and Notes dated September 20, 1991, a Second Amendment to Credit Agreement and Notes dated October 31, 1991, a Third Amendment to Credit Agreement and Notes dated November 30, 1991, a Fourth Amendment to Credit Agreement and Notes dated October 31, 1992, a Fifth Amendment to Credit Agreement and Notes dated November 30, 1992 and a Sixth Amendment to Credit Agreement dated September 28, 1993, the Credit Agreement and the PNC Revolving Credit Note and the Valley Revolving Credit Note were amended (the Credit Agreement and the PNC Revolving Credit Note and the Valley Revolving Credit Note as heretofore amended are herein referred to as the "Amended Credit Agreement" and the "Amended PNC Revolving Credit Note" and the "Amended Valley Revolving Credit Note", respectively); and

               WHEREAS, the Borrower, the Banks and the Agent wish to further amend the Amended Credit Agreement and the Amended PNC Revolving Credit Note and the Amended Valley Revolving Credit Note as hereinafter set forth.

               NOW THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, and with the intent to be legally bound hereby, the parties hereto agree as follows:


               A.   1.   (a)  The reference to the date of October 31, 1993 in
     the definition of Revolving Credit Maturity Date set forth in Section 9.1 of the Amended Credit Agreement is hereby deleted and there is substituted therefor the date of October 30, 1994.

                         (b) The references to the date of October 31, 1993 in the second paragraph of the Amended PNC Revolving Credit Note and of the Amended Valley Revolving Credit Note are hereby deleted and there is substituted therefor the date of October 30, 1994.

               B. Upon the execution hereof, the Borrower shall pay to the Agent, for the benefit of the Banks (and to be shared by the Banks on such basis as they shall agree), a fee in the amount of Twenty Thousand ($20,000) Dollars.

               C. Except as expressly amended hereby, the terms, provisions, conditions and agreements of the Amended Credit Agreement, the Amended PNC Revolving Credit Note, the Amended Valley Revolving Credit Note and the other Loan Documents (as such term is defined in the Amended Credit Agreement) are hereby confirmed and ratified and shall remain in full force and effect. Each and every representation and warranty of the Borrower set forth in the Amended Credit Agreement, the Amended PNC Revolving Credit Note, the Amended Valley Revolving Credit Note and the other Loan Documents is hereby confirmed and ratified and such representations and warranties shall be deemed to have been made and undertaken as of the date of this Seventh Amendment as well as at the time they were made and undertaken.

               D. THIS SEVENTH AMENDMENT SHALL BE A CONTRACT MADE UNDER, AND GOVERNED BY, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PROVISIONS.

               E. This Seventh Amendment shall be binding upon the Borrower, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks and the Agent and the successors and assigns of the Banks and the Agent; provided, however, that Borrower may not assign any of its rights or obligations hereunder without the prior written consent of the Banks.

               F. All defined terms used herein which are not defined herein but which are defined in the Amended Credit Agreement shall have the meanings herein as are given to them in the Amended Credit Agreement.

               G. This Seventh Amendment shall be effective as of the date hereof. From and after the date hereof, all references to the Credit Agreement in the Amended Credit Agreement, the Amended PNC Revolving Credit

     Note, the Amended Valley Revolving Credit Note and each of the other Loan Documents shall be deemed to be references to the Amended Credit Agreement as amended hereby.

               H. This Seventh Amendment may be executed in as many counterparts as shall be convenient and by the different parties hereto on separate counterparts, each of which when executed by the Borrower, the Banks and the Agent shall be regarded as an original.

               WITNESS the due execution hereof as of the date first written above.

     ATTEST:             (SEAL)    ALLEGHENY & WESTERN ENERGY CORPORATION


     By  /s/ Bradford C. Witmer    By         /s/ W. Merwyn Pittman
     Name    Bradford C. Witmer    Name           W. Merwyn Pittman
     Title           Controller    Title             Vice President


     WITNESS: PNC BANK, NATIONAL ASSOCIATION, formerly Pittsburgh National Bank, in its capacities as a Bank and as the Agent


         /s/ William S. Bennett    By         /s/ Thomas A. Majeski
                                   Name           Thomas A. Majeski
                                   Title Commercial Banking Officer


     WITNESS:                      ONE VALLEY BANK, NATIONAL ASSOCIATION


           /s/Timothy A. Paxton    By            /s/William M. Kidd
                                   Name             William M. Kidd
                                   Title         Sr. Vice President

          EXHIBIT
          NUMBER         DESCRIPTION

          10.23 Employment Agreements with Richard L. Grant, Michael S. Fletcher and W. Merwyn Pittman, individually.

     AMENDED AND RESTATED
     EMPLOYMENT AGREEMENT


               EMPLOYMENT AGREEMENT, dated effective as of September 14, 1993, between RICHARD L. GRANT (the "Executive"), MOUNTAINEER GAS COMPANY ("MGC"), and ALLEGHENY & WESTERN ENERGY CORPORATION ("A&W") (collectively, the "Company").

     W I T N E S S E T H:

               WHEREAS, the Executive is currently serving as the President and Chief Operating Officer of MGC and the Secretary of A&W; and
               WHEREAS, MGC and A&W desire that the Executive continue to serve as the President and Chief Operating Officer of MGC and the Secretary of A&W on the terms and conditions set forth herein, and the Executive is willing to continue such employment on such terms;
               NOW, THEREFORE, in consideration of the foregoing and the provisions contained herein, the Executive, MGC and A&W hereby agree as follows:
               1. Term. Subject to the provisions for earlier termination provided in this Agreement, the term of this Agreement (the "Employment Period") shall commence on the effective date as stated above and shall terminate on December 31, 1995; provided, however, commencing on January 1, 1994 and on each January 1st thereafter, the term of the Employment Period shall automatically be extended one additional year unless, not later than September 30th of the preceding year, the Boards of Directors of A&W (the "Board") and MGC shall give written notice to the Executive that the term of the Employment Period shall cease to be so extended; provided, however, if the Executive's employment is terminated by the Company during the Employment Period other than for Cause, Disability or death prior to, but within six months of, the date on which a Change in Control (as defined in Section 6) occurs, and it is reasonably demonstrated by the Executive that such termination of employment was in connection with or in anticipation of the Change in Control, then for all purposes of this Agreement the Change in Control shall be deemed to have occurred during the Employment Period on the date immediately prior to the date of the Executive's termination of employment. Notwithstanding anything in this Agreement to the contrary however, termination of this Agreement shall not alter or impair any rights of the Executive arising under this Agreement on or prior to the termination of the Agreement or as a consequence of a Change in Control.
               2. Position and Duties. The Executive shall have such titles, duties and responsibilities with the Company as are set forth on Attachment A, which is incorporated herein by reference and made a part hereof for all purposes. During the Employment Period, the Company will furnish the Executive with office space and secretarial and other services reasonably commensurate with his position.
               3. Salary During Employment Period. During the Employment Period, the Company will pay an annual salary to the Executive as set forth on Attachment B, which is incorporated herein by reference and made a part hereof for all purposes, and which shall be subject to adjustment as provided therein (the "Base Salary"). The Base Salary shall be payable in equal installments during the year in accordance with the Company's regular payroll practices for executives.
               4.   Benefits and Expenses.  The Base Salary provided for in
     Section 3 above shall not preclude the Executive from receiving such incentive awards or bonuses or other types of additional compensation as the Board of Directors of MGC or A&W, as the case may be, in the exercise of its sole and exclusive discretion, may determine to grant or pay to the Executive. As long as the Executive is employed by the Company, the Executive shall be eligible for and shall participate in all employee benefit plans and programs now or hereafter provided by the Company for its executives in accordance with the provisions thereof. In addition, the Executive will be reimbursed by the Company for reasonable travel, lodging and meal expenses incurred by the Executive in connection with performing the Executive's services hereunder in accordance with the Company's policy at the time in respect of reimbursement of executives for such expenses.
               5. Termination by the Company. The Executive's employment hereunder shall terminate upon the Executive's death and may be terminated by the Company, whether before or after a Change in Control, for the reasons provided for in this Section 5.
               (a) Termination for Disability. "Disability" as grounds for termination of the Executive's employment means a physical or mental illness or injury which is of such nature or effect as to result in the Executive being unable to perform the Executive's duties with the Company on a full-time basis for 180 consecutive calendar days. If within 30 days after written notice of proposed termination for Disability is given to the Executive by the Company, the Executive has not returned to the full-time performance of his duties, the Company may terminate the Executive's employment by giving written Notice of Termination for Disability.
               (b) Termination for Cause. The Company may terminate the Execu-tive's employment for "Cause" only upon:
                    (i) the Executive's continued failure to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or injury) after there is given to the Executive by the Company a written demand for substantial performance which sets forth the specific respects in which it believes the Executive has not substantially performed the Executive's duties, which failure is not cured within 10 days of written notice thereof; or
                    (ii) the Executive's engaging in gross misconduct which is materially and demonstrably injurious to the Company, monetarily or otherwise.
               6. Change in Control. If a Change in Control occurs during the Employment Period, the Executive shall be entitled to certain additional benefits and protections.
               (a) Definition. A "Change in Control" shall mean, and shall be deemed to have occurred upon,

                    (i) A transaction or series of transactions, whether characterized as a sale of stock, sale of assets, reorganization or otherwise, as a result of which A&W or any corporation, firm or partnership directly or indirectly controlled by, controlling or under common control with A&W shall cease to hold, directly or indirectly, at least a majority of the equity interest in MGC; or
                    (ii) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (1) the then outstanding shares of Common Stock of A&W (the "Outstanding A&W Common Stock") or (2) the combined voting power of the then outstanding voting securities of A&W entitled to vote generally in the election of directors (the "Outstanding A&W Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (w) any acquisition directly from A&W (excluding an acquisition by virtue of the exercise of a conversion privilege), (x) any acquisition by A&W, (y) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by A&W or any corporation controlled by A&W, or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clauses (1), (2) and (3) of subsection (iv) of this paragraph are satisfied; or
                    (iii) Individuals who, as of the date hereof, constitute A&W's Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of A&W's Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by A&W's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than A&W's Board of Directors or
     (2) a plan or agreement to replace a majority of the members of A&W's Board of Directors then comprising the Incumbent Board; or
                    (iv) Approval by the stockholders of A&W of a reorganization, merger or consolidation, in each case unless, immediately following such reorganization, merger or consolidation, (1) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation (including, without limitation, a corporation which as a result of such transaction owns A&W through one or more subsidiaries) and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding A&W Common Stock and Outstanding A&W Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding A&W Common Stock and Outstanding A&W Voting Securities, as the case may be, (2) no Person (excluding A&W, any employee benefit plan(s) (or related trust(s)) of A&W and/or its subsidiaries or any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding A&W Common Stock or Outstanding A&W Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or
                    (v) Approval by the stockholders of A&W of (1) a complete liquidation or dissolution of A&W or (2) the sale or other disposition of all or substantially all of the assets of A&W, other than to a corporation, with respect to which immediately following such sale or other disposition,
     (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding A&W Common Stock and Outstanding A&W Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding A&W Common Stock and Outstanding A&W Voting Securities, as the case may be, (B) no Person (excluding A&W and any employee benefit plan (or related trust) of A&W and/or its subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding A&W Common Stock or Outstanding A&W Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of A&W's Board of Directors providing for such sale or other disposition of assets of A&W.
               (b) Bonus; House Purchase. If a Change in Control occurs during the Employment Period, then notwithstanding anything in this Agreement to the contrary

                    (i) the Company shall pay the Executive, in a lump sum not later than the fifth day following the date of the Change in Control, an amount (in cash) equal to 2.95 times the average of the annual Base Salary, bonus and other compensation paid to the Executive during each of the three calendar years preceding the Change in Control; and
                    (ii) upon a written request from the Executive during the 12-month period following the Change in Control, the Company will promptly purchase from the Executive for cash (in a single payment) the Executive's principal residence, determined as of the date of the Change in Control, for its Fair Market Value (as defined in Section 9).
               (c) A&W's Key Executives' Supplemental Retirement Plan. Effective immediately with a Change in Control, the Executive shall be automatically 100% vested under A&W's Key Executives' Supplemental Retirement Plan (the "A&W Plan") and an amount equal to the Aggregate Supplemental Benefit, as set forth on Attachment C hereto and made a part hereof for all purposes, shall be paid to the Executive by the Company in a lump sum (in cash) not later than the 15th day following the Change in Control, unless during such 15-day period the Company (i) shall have established an irrevocable grantor trust, with a national bank serving as trustee, for the benefit of the Executive and (ii) shall have funded such trust with cash and/or life insurance products in an amount sufficient to fully provide (as determined below) for the payment of the Annual Supplemental Benefits (in the annual amount set forth on Attachment C), which shall commence as follows: (1) if the Executive is age 55 or older as of the date of the Change in Control, on the date of the Change in Control and (2) if the Executive has not attained the age of 55 as of the date of the Change in Control, on the earlier of the fifth anniversary of the date of the Change in Control or the date the Executive reaches age 55, and shall be payable in equal monthly amounts for 15 years, unless accelerated as provided below. Such commencement date provided hereunder shall be deemed to be the Executive's "Retirement Date" under the A&W Plan, and the Executive shall be entitled to full (unreduced) benefits under the A&W Plan, as provided herein. A&W hereby acknowledges that the provisions of this Agreement concerning the A&W Plan constitute an amendment to the A&W Plan and the A&W Plan agreement entered into between A&W and the Executive.
               In the event of the Executive's death on or after the Change in Control and prior to the Executive's receipt of the lump sum Aggregate Supplemental Benefit or all of the Annual Supplemental Benefit payments payable hereunder, whichever is applicable, any such payment(s) then remaining unpaid as of the Executive's death shall continue to be payable in full to the Executive's surviving spouse, or, if there is no surviving spouse (or the surviving spouse dies prior to the receipt of all such payments), to the Executive's estate.
               The determination of the sufficiency of the Company's funding of the trust to provide for the payment of the Annual Supplemental Benefits, commencing as provided above, shall be made by a national employee benefits consulting firm selected by the Company and reasonably satisfactory to the Executive ("Consulting Firm"). The Consulting Firm shall issue its written opinion to the Company and the Executive that as of the date of its initial funding, the fair market value of the assets of the trust are equal to at least 110% of the amount the Consulting Firm has determined will be necessary to provide for such Annual Supplemental Benefits and on each anniversary of such initial funding date, the Consulting Firm shall render its written opinion to the parties as to whether the fair market value of the assets of the trust continue to be equal to at least 100% of the amount the Consulting Firm then determines will be necessary to provide for any remaining unpaid Annual Supplemental Benefits. If, in any such opinion, the Consulting Firm determines the fair market value of the assets of the trust are less than 100% of the amount so necessary, the Company shall, within five days of receipt of such written opinion of the Consulting Firm, contribute to the trust the amount of cash necessary so that the sum of the assets of the trust and the cash so contributed equals at least 110% of the amount necessary to provide for the payment of the remaining unpaid Annual Supplemental Benefits as determined by the Consulting Firm. If the Company fails to timely make any such additional cash contribution deemed necessary by the Consulting Firm, the full amount of the Annual Supplemental Benefits then remaining unpaid shall be automatically accelerated and immediately paid to the Executive (or the Executive's surviving spouse or the Executive's estate, as the case may be) in a single lump sum in cash.
               All fees and expenses of the Consulting Firm and the trustee of the trust, including, without limitation, all taxes incurred on any income of the trust's assets, shall be paid solely by the Company and shall not be charged against or paid by the trust.

               (d)  Excess Parachute Payment Tax Gross-Up.
                    (i) To provide the Executive with adequate protection in connection with the Executive's ongoing employment with the Company, this Agreement provides the Executive with various benefits. On or following a "change in control", within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), a portion of those benefits could be characterized as "excess parachute payments" within the meaning of
     Section 280G of the Code. The parties hereto acknowledge that the protections set forth in this Section 6(d) are important, and it is agreed that the Executive should not have to bear the burden of any excise tax that might be levied under Section 4999 of the Code, in the event that a portion of the benefits payable to the Executive pursuant to this Agreement are treated as an excess parachute payment. The parties, therefore, have agreed as set forth in this Section 6(d).
                    (ii) Anything in this Agreement to the contrary notwithstanding, if it shall be determined that any payment or benefit provided by the Company or any other person to or for the benefit of the Executive (whether paid or payable or provided or providable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 6(d)) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to or on behalf of the Executive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.
                    (iii) Subject to the provisions of Section 6(d)(iv) below, all determinations required to be made under this Section 6(d), including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by an independent public accounting firm with a national reputation that is selected by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and to the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the change in control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 6(d), shall be paid by the Company to the Executive within five days of the receipt of the Accounting

     Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. If the Company exhausts its remedies pursuant to
     Section 6(d)(iv) below and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.
                    (iv) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:
                         (A) give the Company any information reasonably requested by the Company relating to such claim;
                         (B) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;
                         (C) cooperate with the Company in good faith in order effectively to contest such claim; and
                         (D) permit the Company to participate in any proceedings relating to such claim;
               provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 6(d)(iv), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Executive shall determine; provided, further, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, and shall indemnify and hold the Executive harmless on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. In addition, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.
                    (v) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 6(d)(iv), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 6(d)(iv)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by the Executive of an amount advanced by the Company pursuant to Section 6(d)(iv), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.
               7. Compensation Upon Termination for Cause. In the event of the termination of the Executive's employment at any time during the Employment Period by the Company for Cause, this Agreement shall terminate and the Executive's Base Salary and all other benefits to which the Executive may be entitled under this Agreement, excluding any unpaid benefits to which the Executive has already become entitled under Sections 6(b) and (c), if a Change in Control has occurred prior to the date of such termination for Cause, will terminate upon the date of termination of the Executive's employment.
               8. Compensation Upon Termination for Disability or Death. In the event of the termination of the Executive's employment at any time during the Employment Period by the Company for Disability or due to the Executive's death, this Agreement shall terminate and the Company shall pay to the Executive, or the Executive's legal representative, if applicable, an amount equal to one-half of the Executive's Base Salary in effect as of the date of such termination of employment, provided that such death or Disability payment shall be payable over a six-month period in equal installments in accordance with the Company's regular payroll practices for executives. If such Disability or death occurs on or after the date of a Change in Control, the Executive (or the Executive's legal representative, if applicable) shall remain entitled to receive any then unpaid benefits provided by Sections 6(b) and (c).
               9. Compensation Upon Termination by the Company Other Than for Cause, Disability or Death. The Company may terminate the Executive's employment hereunder other than for Cause, Disability or the Executive's death. If the Company so terminates the Executive's employment, following such termination the Company shall continue to pay the Executive the Base Salary in effect as of the effective date of such termination for a period of two years (the "Continuation Period"). Such Base Salary shall be payable during the Continuation Period in equal installments in accordance with the Company's regular payroll practices for executives.
               In addition, (1) during the Continuation Period the Company, at its cost, shall provide or arrange to provide the Executive (and the Executive's dependents) with health insurance coverages and benefits substantially similar to those which the Executive (and the Executive's dependents) were receiving under the health plans of the Company immediately prior to the Notice of Termination; however, any such health benefits to which the Executive (or the Executive's dependents) would otherwise receive pursuant hereto shall be secondary to (reduced by) any health insurance benefits received by the Executive (or the Executive's dependents) during the Continuation Period under any other employer's group health plan(s), and (2) in the event that during the Continuation Period the Executive moves from the metropolitan area in which the Executive's principal residence is located at the date of such termination of employment, the Company shall promptly purchase from the Executive for cash (in a single payment) the Executive's principal residence (if owned by the Executive) for an amount equal to the greater of (i) the fair market value of such residence as determined by a member of the Society of Real Estate Appraisers designated by the Executive and reasonably satisfactory to the Company and (ii) the Executive's tax basis in such residence (the "Fair Market Value").
               10. Confidentiality. Except as required in the performance of the Executive's duties to the Company, or as authorized in writing by the Company, the Executive will not, directly or indirectly, divulge, disclose or communicate during the Employment Period or thereafter, any information, knowledge or data not theretofore publicly known and in the public domain which the Executive may obtain during the Employment Period concerning the Company or any of its subsidiaries or affiliates and relating to its or their business, processes, trade secrets, customers or finances. All reports, documents and other writings relating to the Company's business which are prepared or created by the Executive or which may come into the Executive's possession during the Employment Period are the property of the Company, as the case may be, and shall be retained by the Executive in trust in a fiduciary capacity for the sole benefit of the Company, and upon termination of the Executive's employment by the Company shall be delivered to or remain in the possession of the Company, as the case may be.
               11. Notice of Termination. Any purported termination of the Executive's employment by the Company shall be communicated to the

     Executive by written Notice of Termination, which notice shall state the specific termination provision in this Agreement relied upon and shall also set forth in reasonable detail the facts and circumstances claimed to provide the basis for the Executive's termination under the provision indicated. Within 15 days after any Notice of Termination is received, the Executive may provide notice to the Company that a dispute exists concerning the Executive's termination. Notwithstanding the pendency of any such dispute, the Company will continue to pay to the Executive the full compensation in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all perquisites, compensation and employee benefit plans in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved, but in no event past the expiration date of the Employment Period, except as required by the terms of any such employee benefit plan or applicable law.
               12. Notices. All notices and communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered by United States registered or certified mail, return receipt requested, with postage thereon fully prepaid. All such communications shall be addressed as follows, except that notice of change of address shall be effective only upon receipt:
               If to the Company, at:

                    1600 Kanawha, Valley Building
                    Charleston, West Virginia  25301
                    Attention:  Chairman of the Board


               If to the Executive, at:

                    1700 Oak Knolls Road
                    Charleston, West Virginia  25314


               13.  Miscellaneous.
               (a) No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive, a duly authorized officer of the Company, and a duly authorized member of the Board. No waiver of any party hereto at any time of the breach of, or lack of compliance with, any conditions or provisions of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.
               (b) No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by any party which are not set forth expressly in this Agreement.
               (c) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, devises and legatees. If the Executive should die while any amounts or benefits are still payable to the Executive hereunder, all such amounts or benefits, unless otherwise provided herein, shall continue to be paid or provided in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.
               (d) The Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise and no amount payable under this Agreement shall be reduced by the Executive's acceptance of employment with another person after the date of termination. Further, the Company's obligations to make the payments provided for in this Agreement and otherwise to perform their obligations hereunder shall not be affected by any set off, counterclaim, recoupment, defense or other claim, rights or action that the Company may have against the Executive.
               (e) Nothing in this Agreement shall prevent or limit the Executive's participation in any perquisite, employee benefit plans, bonus, stock, incentive or other similar plan or program provided by the Company in which the Executive currently participates or may qualify to participate in the future, nor shall anything herein limit or otherwise adversely affect any rights the Executive may have under any such plan, program or arrangement.
               (f) The obligations of the Company hereunder shall be joint and several liabilities of A&W and MGC. If a Change in Control within the meaning of Section 6(i)(a) occurs and following such Change in Control the Executive continues to be an employee of A&W or MGC, but not both, thereafter the "Company" shall mean A&W or MGC, whichever entity the Executive continues to be an employee of, and the term "Board" shall mean the Board of Directors of such entity; however, nothing in this subparagraph (f) shall operate or be construed to adversely change the joint and several nature of the liability of MGC and A&W for any obligations arising under this Agreement on or before such Change in Control.
               14. Arbitration. The Executive shall be permitted (but not required) to elect that any dispute or controversy arising under or in connection with this Agreement be settled by arbitration in Charleston, West Virginia, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. All legal fees and costs incurred by the Executive in connection with the resolution of any dispute or controversy under or in connection with this Agreement shall be reimbursed by the Company as bills for such services are presented by the Executive to the Company. The Company shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed on the Executive with respect to such reimbursements or payments by the Company.
               15. Validity. The invalidity and unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.
               16. Applicable Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of West Virginia.

               17. Prior Agreement. This Agreement shall supersede and replace that Employment Agreement between the Company and the Executive dated as of June 13, 1990.
               IN WITNESS WHEREOF, the parties have executed this Agreement effective for all purposes as provided above.


          EXECUTIVE




          By: /s/Richard L. Grant

          MOUNTAINEER GAS COMPANY



          By: /s/John G. McMillian

          Name: John G. McMillian

          Title: Chairman of the Board and
                 Chief Executive Officer



          ALLEGHENY & WESTERN ENERGY
          CORPORATION



          By:  /s/John G. McMillian

          Name: John G. McMillian

          Title: Chairman of the Board, President
                 and Chief Executive Officer

     ATTACHMENT  A


               The Executive shall continue to serve as the President and Chief Operating Officer of MGC and shall be responsible for the general management of MGC and shall render such services to MGC and/or affiliated entities of MGC as are necessary for him to perform his duties and fulfill his responsibilities hereunder. The Executive shall also continue to serve as the Secretary of A&W and render such services consistent with those previously performed by the Executive in that capacity. The Executive shall perform such other duties and fulfill such other responsibilities as may reasonably be assigned to him by the Company's Boards of Directors.
     The Executive shall devote his full business time, effort and energies to the performance of his duties and fulfillment of his responsibilities for the Company, and will faithfully discharge his duties in furtherance of the interest of the Company.

     ATTACHMENT  B


               The Executive's Base Salary shall be $224,800. However, beginning January 1, 1994, and on each January 1st thereafter during the Employment Period, the amount of the Executive's Base Salary shall be increased by an amount not less than the product of (1) the Executive's Base Salary for the prior year and (2) the sum of (a) 2% and (b) the percentage increase in base compensation established for exempt employees who have performed at the mid-point of the "above-average" range in MGC's Compensation Guidelines for the applicable year. (In the event MGC ceases to be a subsidiary of A&W and the Executive continues his employment with A&W and not MGC, the increase in the consumer price index ("CPI") shall be used.) The Board of Directors of MGC or A&W, whichever is applicable, may increase the Executive's Base Salary at such other time or times, and in such amounts, as it deems appropriate. The Executive's Base Salary as in effect from time to time may not be decreased.

     ATTACHMENT  C


     1.   Aggregate Supplemental Benefit     -    $3,300,000.

     2.   Annual Supplemental Benefit   -    $220,000.

     AMENDED AND RESTATED
     EMPLOYMENT AGREEMENT


               EMPLOYMENT AGREEMENT, dated effective as of September 14, 1993, between MICHAEL S. FLETCHER (the "Executive") and MOUNTAINEER GAS COMPANY ("MGC").

     W I T N E S S E T H:

               WHEREAS, the Executive is currently serving as the Senior Vice President, Chief Financial Officer and Secretary of MGC; and
               WHEREAS, MGC and ALLEGHENY & WESTERN ENERGY CORPORATION ("A&W"), the parent corporation of MGC (MGC and Allegheny & Western Energy Corporation being collectively, the "Company"), desire that the Executive continue to serve as the Senior Vice President, Chief Financial Officer and Secretary of MGC on the terms and conditions set forth herein, and the Executive is willing to continue such employment on such terms;
               NOW, THEREFORE, in consideration of the foregoing and the provisions contained herein, the Executive, MGC and A&W hereby agree as follows:
               1. Term. Subject to the provisions for earlier termination provided in this Agreement, the term of this Agreement (the "Employment Period") shall commence on the effective date as stated above and shall terminate on December 31, 1995; provided, however, commencing on January 1, 1994 and on each January 1st thereafter, the term of the Employment Period shall automatically be extended one additional year unless, not later than September 30th of the preceding year, the Boards of Directors of A&W (the "Board") and MGC shall give written notice to the Executive that the term of the Employment Period shall cease to be so extended; provided, however, if the Executive's employment is terminated by the Company during the Employment Period other than for Cause, Disability or death prior to, but within six months of, the date on which a Change in Control (as defined in Section 6) occurs, and it is reasonably demonstrated by the Executive that such termination of employment was in connection with or in anticipation of the Change in Control, then for all purposes of this Agreement the Change in Control shall be deemed to have occurred during the Employment Period on the date immediately prior to the date of the Executive's termination of employment. Notwithstanding anything in this Agreement to the contrary however, termination of this Agreement shall not alter or impair any rights of the Executive arising under this Agreement on or prior to the termination of the Agreement or as a consequence of a Change in Control.
               2. Position and Duties. The Executive shall have such titles, duties and responsibilities with the Company as are set forth on Attachment A, which is incorporated herein by reference and made a part hereof for all purposes. During the Employment Period, the Company will furnish the Executive with office space and secretarial and other services reasonably commensurate with his position.

               3. Salary During Employment Period. During the Employment Period, the Company will pay an annual salary to the Executive as set forth on Attachment B, which is incorporated herein by reference and made a part hereof for all purposes, and which shall be subject to adjustment as provided therein (the "Base Salary"). The Base Salary shall be payable in equal installments during the year in accordance with the Company's regular payroll practices for executives.
               4.   Benefits and Expenses.  The Base Salary provided for in
     Section 3 above shall not preclude the Executive from receiving such incentive awards or bonuses or other types of additional compensation as the Board of Directors of MGC or A&W, as the case may be, in the exercise of its sole and exclusive discretion, may determine to grant or pay to the Executive. As long as the Executive is employed by the Company, the Executive shall be eligible for and shall participate in all employee benefit plans and programs now or hereafter provided by the Company for its executives in accordance with the provisions thereof. In addition, the Executive will be reimbursed by the Company for reasonable travel, lodging and meal expenses incurred by the Executive in connection with performing the Executive's services hereunder in accordance with the Company's policy at the time in respect of reimbursement of executives for such expenses.
               5. Termination by the Company. The Executive's employment hereunder shall terminate upon the Executive's death and may be terminated by the Company, whether before or after a Change in Control, for the reasons provided for in this Section 5.
               (a) Termination for Disability. "Disability" as grounds for termination of the Executive's employment means a physical or mental illness or injury which is of such nature or effect as to result in the Executive being unable to perform the Executive's duties with the Company on a full-time basis for 180 consecutive calendar days. If within 30 days after written notice of proposed termination for Disability is given to the Executive by the Company, the Executive has not returned to the full-time performance of his duties, the Company may terminate the Executive's employment by giving written Notice of Termination for Disability.
               (b) Termination for Cause. The Company may terminate the Execu-tive's employment for "Cause" only upon:
                    (i) the Executive's continued failure to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or injury) after there is given to the Executive by the Company a written demand for substantial performance which sets forth the specific respects in which it believes the Executive has not substantially performed the Executive's duties, which failure is not cured within 10 days of written notice thereof; or
                    (ii) the Executive's engaging in gross misconduct which is materially and demonstrably injurious to the Company, monetarily or otherwise.
               6. Change in Control. If a Change in Control occurs during the Employment Period, the Executive shall be entitled to certain additional benefits and protections.

               (a) Definition. A "Change in Control" shall mean, and shall be deemed to have occurred upon,
                    (i) A transaction or series of transactions, whether characterized as a sale of stock, sale of assets, reorganization or otherwise, as a result of which A&W or any corporation, firm or partnership directly or indirectly controlled by, controlling or under common control with A&W shall cease to hold, directly or indirectly, at least a majority of the equity interest in MGC; or
                    (ii) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (1) the then outstanding shares of Common Stock of A&W (the "Outstanding A&W Common Stock") or (2) the combined voting power of the then outstanding voting securities of A&W entitled to vote generally in the election of directors (the "Outstanding A&W Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (w) any acquisition directly from A&W (excluding an acquisition by virtue of the exercise of a conversion privilege), (x) any acquisition by A&W, (y) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by A&W or any corporation controlled by A&W, or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clauses (1), (2) and (3) of subsection (iv) of this paragraph are satisfied; or
                    (iii) Individuals who, as of the date hereof, constitute A&W's Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of A&W's Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by A&W's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than A&W's Board of Directors or
     (2) a plan or agreement to replace a majority of the members of A&W's Board of Directors then comprising the Incumbent Board; or
                    (iv) Approval by the stockholders of A&W of a reorganization, merger or consolidation, in each case unless, immediately following such reorganization, merger or consolidation, (1) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation (including, without limitation, a corporation which as a result of such transaction owns A&W through one or more subsidiaries) and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding A&W Common Stock and Outstanding A&W Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding A&W Common Stock and Outstanding A&W Voting Securities, as the case may be, (2) no Person (excluding A&W, any employee benefit plan(s) (or related trust(s)) of A&W and/or its subsidiaries or any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding A&W Common Stock or Outstanding A&W Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or
                    (v) Approval by the stockholders of A&W of (1) a complete liquidation or dissolution of A&W or (2) the sale or other disposition of all or substantially all of the assets of A&W, other than to a corporation, with respect to which immediately following such sale or other disposition,
     (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding A&W Common Stock and Outstanding A&W Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding A&W Common Stock and Outstanding A&W Voting Securities, as the case may be, (B) no Person (excluding A&W and any employee benefit plan (or related trust) of A&W and/or its subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding A&W Common Stock or Outstanding A&W Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of A&W's Board of Directors providing for such sale or other disposition of assets of A&W.

               (b) Bonus; House Purchase. If a Change in Control occurs during the Employment Period, then notwithstanding anything in this Agreement to the contrary
                    (i) the Company shall pay the Executive, in a lump sum not later than the fifth day following the date of the Change in Control, an amount (in cash) equal to 2.95 times the average of the annual Base Salary, bonus and other compensation paid to the Executive during each of the three calendar years preceding the Change in Control; and
                    (ii) upon a written request from the Executive during the 12-month period following the Change in Control, the Company will promptly purchase from the Executive for cash (in a single payment) the Executive's principal residence, determined as of the date of the Change in Control, for its Fair Market Value (as defined in Section 9).
               (c) A&W's Key Executives' Supplemental Retirement Plan. Effective immediately with a Change in Control, the Executive shall be automatically 100% vested under A&W's Key Executives' Supplemental Retirement Plan (the "A&W Plan") and an amount equal to the Aggregate Supplemental Benefit, as set forth on Attachment C hereto and made a part hereof for all purposes, shall be paid to the Executive by the Company in a lump sum (in cash) not later than the 15th day following the Change in Control, unless during such 15-day period the Company (i) shall have established an irrevocable grantor trust, with a national bank serving as trustee, for the benefit of the Executive and (ii) shall have funded such trust with cash and/or life insurance products in an amount sufficient to fully provide (as determined below) for the payment of the Annual Supplemental Benefits (in the annual amount set forth on Attachment C), which shall commence as follows: (1) if the Executive is age 55 or older as of the date of the Change in Control, on the date of the Change in Control and (2) if the Executive has not attained the age of 55 as of the date of the Change in Control, on the earlier of the fifth anniversary of the date of the Change in Control or the date the Executive reaches age 55, and shall be payable in equal monthly amounts for 15 years, unless accelerated as provided below. Such commencement date provided hereunder shall be deemed to be the Executive's "Retirement Date" under the A&W Plan, and the Executive shall be entitled to full (unreduced) benefits under the A&W Plan, as provided herein. A&W hereby acknowledges that the provisions of this Agreement concerning the A&W Plan constitute an amendment to the A&W Plan and the A&W Plan agreement entered into between A&W and the Executive.
               In the event of the Executive's death on or after the Change in Control and prior to the Executive's receipt of the lump sum Aggregate Supplemental Benefit or all of the Annual Supplemental Benefit payments payable hereunder, whichever is applicable, any such payment(s) then remaining unpaid as of the Executive's death shall continue to be payable in full to the Executive's surviving spouse, or, if there is no surviving spouse (or the surviving spouse dies prior to the receipt of all such payments), to the Executive's estate.
               The determination of the sufficiency of the Company's funding of the trust to provide for the payment of the Annual Supplemental Benefits, commencing as provided above, shall be made by a national employee benefits consulting firm selected by the Company and reasonably satisfactory to the Executive ("Consulting Firm"). The Consulting Firm shall issue its written opinion to the Company and the Executive that as of the date of its initial funding, the fair market value of the assets of the trust are equal to at least 110% of the amount the Consulting Firm has determined will be necessary to provide for such Annual Supplemental Benefits and on each anniversary of such initial funding date, the Consulting Firm shall render its written opinion to the parties as to whether the fair market value of the assets of the trust continue to be equal to at least 100% of the amount the Consulting Firm then determines will be necessary to provide for any remaining unpaid Annual Supplemental Benefits. If, in any such opinion, the Consulting Firm determines the fair market value of the assets of the trust are less than 100% of the amount so necessary, the Company shall, within five days of receipt of such written opinion of the Consulting Firm, contribute to the trust the amount of cash necessary so that the sum of the assets of the trust and the cash so contributed equals at least 110% of the amount necessary to provide for the payment of the remaining unpaid Annual Supplemental Benefits as determined by the Consulting Firm. If the Company fails to timely make any such additional cash contribution deemed necessary by the Consulting Firm, the full amount of the Annual Supplemental Benefits then remaining unpaid shall be automatically accelerated and immediately paid to the Executive (or the Executive's surviving spouse or the Executive's estate, as the case may be) in a single lump sum in cash.
               All fees and expenses of the Consulting Firm and the trustee of the trust, including, without limitation, all taxes incurred on any income of the trust's assets, shall be paid solely by the Company and shall not be charged against or paid by the trust.

               (d)  Excess Parachute Payment Tax Gross-Up.
                    (i) To provide the Executive with adequate protection in connection with the Executive's ongoing employment with the Company, this Agreement provides the Executive with various benefits. On or following a "change in control", within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), a portion of those benefits could be characterized as "excess parachute payments" within the meaning of
     Section 280G of the Code. The parties hereto acknowledge that the protections set forth in this Section 6(d) are important, and it is agreed that the Executive should not have to bear the burden of any excise tax that might be levied under Section 4999 of the Code, in the event that a portion of the benefits payable to the Executive pursuant to this Agreement are treated as an excess parachute payment. The parties, therefore, have agreed as set forth in this Section 6(d).
                    (ii) Anything in this Agreement to the contrary notwithstanding, if it shall be determined that any payment or benefit provided by the Company or any other person to or for the benefit of the Executive (whether paid or payable or provided or providable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 6(d)) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to or on behalf of the Executive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.
                    (iii) Subject to the provisions of Section 6(d)(iv) below, all determinations required to be made under this Section 6(d), including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by an independent public accounting firm with a national reputation that is selected by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and to the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the change in control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 6(d), shall be paid by the Company to the Executive within five days of the receipt of the Accounting

     Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. If the Company exhausts its remedies pursuant to
     Section 6(d)(iv) below and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.
                    (iv) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:
                         (A) give the Company any information reasonably requested by the Company relating to such claim;
                         (B) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;
                         (C) cooperate with the Company in good faith in order effectively to contest such claim; and
                         (D) permit the Company to participate in any proceedings relating to such claim;
               provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 6(d)(iv), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Executive shall determine; provided, further, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, and shall indemnify and hold the Executive harmless on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. In addition, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.
                    (v) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 6(d)(iv), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 6(d)(iv)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by the Executive of an amount advanced by the Company pursuant to Section 6(d)(iv), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.
               7. Compensation Upon Termination for Cause. In the event of the termination of the Executive's employment at any time during the Employment Period by the Company for Cause, this Agreement shall terminate and the Executive's Base Salary and all other benefits to which the Executive may be entitled under this Agreement, excluding any unpaid benefits to which the Executive has already become entitled under Sections 6(b) and (c), if a Change in Control has occurred prior to the date of such termination for Cause, will terminate upon the date of termination of the Executive's employment.
               8. Compensation Upon Termination for Disability or Death. In the event of the termination of the Executive's employment at any time during the Employment Period by the Company for Disability or due to the Executive's death, this Agreement shall terminate and the Company shall pay to the Executive, or the Executive's legal representative, if applicable, an amount equal to one-half of the Executive's Base Salary in effect as of the date of such termination of employment, provided that such death or Disability payment shall be payable over a six-month period in equal installments in accordance with the Company's regular payroll practices for executives. If such Disability or death occurs on or after the date of a Change in Control, the Executive (or the Executive's legal representative, if applicable) shall remain entitled to receive any then unpaid benefits provided by Sections 6(b) and (c).
               9. Compensation Upon Termination by the Company Other Than for Cause, Disability or Death. The Company may terminate the Executive's employment hereunder other than for Cause, Disability or the Executive's death. If the Company so terminates the Executive's employment, following such termination the Company shall continue to pay the Executive the Base Salary in effect as of the effective date of such termination for a period of two years (the "Continuation Period"). Such Base Salary shall be payable during the Continuation Period in equal installments in accordance with the Company's regular payroll practices for executives.
               In addition, (1) during the Continuation Period the Company, at its cost, shall provide or arrange to provide the Executive (and the Executive's dependents) with health insurance coverages and benefits substantially similar to those which the Executive (and the Executive's dependents) were receiving under the health plans of the Company immediately prior to the Notice of Termination; however, any such health benefits to which the Executive (or the Executive's dependents) would otherwise receive pursuant hereto shall be secondary to (reduced by) any health insurance benefits received by the Executive (or the Executive's dependents) during the Continuation Period under any other employer's group health plan(s), and (2) in the event that during the Continuation Period the Executive moves from the metropolitan area in which the Executive's principal residence is located at the date of such termination of employment, the Company shall promptly purchase from the Executive for cash (in a single payment) the Executive's principal residence (if owned by the Executive) for an amount equal to the greater of (i) the fair market value of such residence as determined by a member of the Society of Real Estate Appraisers designated by the Executive and reasonably satisfactory to the Company and (ii) the Executive's tax basis in such residence (the "Fair Market Value").
               10. Confidentiality. Except as required in the performance of the Executive's duties to the Company, or as authorized in writing by the Company, the Executive will not, directly or indirectly, divulge, disclose or communicate during the Employment Period or thereafter, any information, knowledge or data not theretofore publicly known and in the public domain which the Executive may obtain during the Employment Period concerning the Company or any of its subsidiaries or affiliates and relating to its or their business, processes, trade secrets, customers or finances. All reports, documents and other writings relating to the Company's business which are prepared or created by the Executive or which may come into the Executive's possession during the Employment Period are the property of the Company, as the case may be, and shall be retained by the Executive in trust in a fiduciary capacity for the sole benefit of the Company, and upon termination of the Executive's employment by the Company shall be delivered to or remain in the possession of the Company, as the case may be.
               11. Notice of Termination. Any purported termination of the Executive's employment by the Company shall be communicated to the

     Executive by written Notice of Termination, which notice shall state the specific termination provision in this Agreement relied upon and shall also set forth in reasonable detail the facts and circumstances claimed to provide the basis for the Executive's termination under the provision indicated. Within 15 days after any Notice of Termination is received, the Executive may provide notice to the Company that a dispute exists concerning the Executive's termination. Notwithstanding the pendency of any such dispute, the Company will continue to pay to the Executive the full compensation in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all perquisites, compensation and employee benefit plans in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved, but in no event past the expiration date of the Employment Period, except as required by the terms of any such employee benefit plan or applicable law.
               12. Notices. All notices and communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered by United States registered or certified mail, return receipt requested, with postage thereon fully prepaid. All such communications shall be addressed as follows, except that notice of change of address shall be effective only upon receipt:
               If to the Company, at:

                    1600 Kanawha, Valley Building
                    Charleston, West Virginia  25301
                    Attention:  Chairman of the Board


               If to the Executive, at:

                    411 Country Cove Estates
                    Scott Depot, West Virginia  25560


               13.  Miscellaneous.
               (a) No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive, a duly authorized officer of the Company, and a duly authorized member of the Board. No waiver of any party hereto at any time of the breach of, or lack of compliance with, any conditions or provisions of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.
               (b) No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by any party which are not set forth expressly in this Agreement.
               (c) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, devises and legatees. If the Executive should die while any amounts or benefits are still payable to the Executive hereunder, all such amounts or benefits, unless otherwise provided herein, shall continue to be paid or provided in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.
               (d) The Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise and no amount payable under this Agreement shall be reduced by the Executive's acceptance of employment with another person after the date of termination. Further, the Company's obligations to make the payments provided for in this Agreement and otherwise to perform their obligations hereunder shall not be affected by any set off, counterclaim, recoupment, defense or other claim, rights or action that the Company may have against the Executive.
               (e) Nothing in this Agreement shall prevent or limit the Executive's participation in any perquisite, employee benefit plans, bonus, stock, incentive or other similar plan or program provided by the Company in which the Executive currently participates or may qualify to participate in the future, nor shall anything herein limit or otherwise adversely affect any rights the Executive may have under any such plan, program or arrangement.
               (f) The obligations of the Company hereunder shall be joint and several liabilities of A&W and MGC. If a Change in Control within the meaning of Section 6(i)(a) occurs and following such Change in Control the Executive continues to be an employee of A&W or MGC, but not both, thereafter the "Company" shall mean A&W or MGC, whichever entity the Executive continues to be an employee of, and the term "Board" shall mean the Board of Directors of such entity; however, nothing in this subparagraph (f) shall operate or be construed to adversely change the joint and several nature of the liability of MGC and A&W for any obligations arising under this Agreement on or before such Change in Control.
               14. Arbitration. The Executive shall be permitted (but not required) to elect that any dispute or controversy arising under or in connection with this Agreement be settled by arbitration in Charleston, West Virginia, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. All legal fees and costs incurred by the Executive in connection with the resolution of any dispute or controversy under or in connection with this Agreement shall be reimbursed by the Company as bills for such services are presented by the Executive to the Company. The Company shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed on the Executive with respect to such reimbursements or payments by the Company.
               15. Validity. The invalidity and unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.
               16. Applicable Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of West Virginia.

               17. Prior Agreement. This Agreement shall supersede and replace that Employment Agreement between the Company and the Executive dated as of June 13, 1990.
               IN WITNESS WHEREOF, the parties have executed this Agreement effective for all purposes as provided above.


          EXECUTIVE




          By: /s/Michael S. Fletcher

          MOUNTAINEER GAS COMPANY



          By: /s/John G. McMillian

          Name: John G. McMillian

          Title: Chairman of the Board and
                 Chief Executive Officer



          ALLEGHENY & WESTERN ENERGY
          CORPORATION



          By:  /s/John G. McMillian

          Name: John G. McMillian

          Title: Chairman of the Board, President
                 and Chief Executive Officer

     ATTACHMENT  A


               The Executive shall continue to serve as the Senior Vice President, Chief Financial Officer and Secretary of MGC and shall be responsible for the management of all financial and accounting activities and the duties of the corporate secretary of MGC and shall render such services to MGC and/or affiliated entities of MGC as are necessary for him to perform his duties and fulfill his responsibilities hereunder. The Executive shall perform such other duties and fulfill such other responsibilities as may reasonably be assigned to him by the Company's Boards of Directors. The Executive shall devote his full business time, effort and energies to the performance of his duties and fulfillment of his responsibilities for the Company, and will faithfully discharge his duties in furtherance of the interest of the Company.

     ATTACHMENT  B


               The Executive's Base Salary shall be $175,616. However, beginning January 1, 1994, and on each January 1st thereafter during the Employment Period, the amount of the Executive's Base Salary shall be increased by an amount not less than the product of (1) the Executive's Base Salary for the prior year and (2) the sum of (a) 2% and (b) the percentage increase in base compensation established for exempt employees who have performed at the mid-point of the "above-average" range in MGC's Compensation Guidelines for the applicable year. The Board may increase the Executive's Base Salary at such other time or times, and in such amounts, as it deems appropriate. The Executive's Base Salary as in effect from time to time may not be decreased.

     ATTACHMENT  C


     1.   Aggregate Supplemental Benefit     -    $2,475,000.

     2.   Annual Supplemental Benefit   -    $165,000.

     EMPLOYMENT AGREEMENT


               EMPLOYMENT AGREEMENT, dated effective as of September 14, 1993, between W. MERWYN PITTMAN (the "Executive") and ALLEGHENY & WESTERN ENERGY CORPORATION (the "Company").

     W I T N E S S E T H:

               WHEREAS, the Executive is currently serving as the Vice President, Treasurer and Chief Financial Officer of the Company; and
               WHEREAS, the Company desires that the Executive continue to serve as the Vice President, Treasurer and Chief Financial Officer of the Company on the terms and conditions set forth herein, and the Executive is willing to continue such employment on such terms;
               NOW, THEREFORE, in consideration of the foregoing and the provisions contained herein, the Executive and the Company hereby agree as follows:
               1. Term. Subject to the provisions for earlier termination provided in this Agreement, the term of this Agreement (the "Employment Period") shall commence on the effective date as stated above and shall terminate on December 31, 1995; provided, however, commencing on January 1, 1994 and on each January 1st thereafter, the term of the Employment Period shall automatically be extended one additional year unless, not later than September 30th of the preceding year, the Board of Directors of the Company (the "Board") shall give written notice to the Executive that the term of the Employment Period shall cease to be so extended; provided, however, if the Executive's employment is terminated by the Company during the Employment Period other than for Cause, Disability or death prior to, but within six months of, the date on which a Change in Control (as defined in Section 6) occurs, and it is reasonably demonstrated by the Executive that such termination of employment was in connection with or in anticipation of the Change in Control, then for all purposes of this Agreement the Change in Control shall be deemed to have occurred during the Employment Period on the date immediately prior to the date of the Executive's termination of employment. Notwithstanding anything in this Agreement to the contrary however, termination of this Agreement shall not alter or impair any rights of the Executive arising under this Agreement on or prior to the termination of the Agreement or as a consequence of a Change in Control.
               2. Position and Duties. The Executive shall have such titles, duties and responsibilities with the Company as are set forth on Attachment A, which is incorporated herein by reference and made a part hereof for all purposes. During the Employment Period, the Company will furnish the Executive with office space and secretarial and other services reasonably commensurate with his position.
               3. Salary During Employment Period. During the Employment Period, the Company will pay an annual salary to the Executive as set forth on Attachment B, which is incorporated herein by reference and made a part hereof for all purposes, and which shall be subject to adjustment as provided therein (the "Base Salary"). The Base Salary shall be payable in equal installments during the year in accordance with the Company's regular payroll practices for executives.
               4.   Benefits and Expenses.  The Base Salary provided for in
     Section 3 above shall not preclude the Executive from receiving such incentive awards or bonuses or other types of additional compensation as the Board, in the exercise of its sole and exclusive discretion, may determine to grant or pay to the Executive. As long as the Executive is employed by the Company, the Executive shall be eligible for and shall participate in all employee benefit plans and programs now or hereafter provided by the Company for its executives in accordance with the provisions thereof. In addition, the Executive will be reimbursed by the Company for reasonable travel, lodging and meal expenses incurred by the Executive in connection with performing the Executive's services hereunder in accordance with the Company's policy at the time in respect of reimbursement of executives for such expenses.
               5. Termination by the Company. The Executive's employment hereunder shall terminate upon the Executive's death and may be terminated by the Company, whether before or after a Change in Control, for the reasons provided for in this Section 5.
               (a) Termination for Disability. "Disability" as grounds for termination of the Executive's employment means a physical or mental illness or injury which is of such nature or effect as to result in the Executive being unable to perform the Executive's duties with the Company on a full-time basis for 180 consecutive calendar days. If within 30 days after written notice of proposed termination for Disability is given to the Executive by the Company, the Executive has not returned to the full-time performance of his duties, the Company may terminate the Executive's employment by giving written Notice of Termination for Disability.
               (b) Termination for Cause. The Company may terminate the Execu-tive's employment for "Cause" only upon:
                    (i) the Executive's continued failure to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or injury) after there is given to the Executive by the Company a written demand for substantial performance which sets forth the specific respects in which it believes the Executive has not substantially performed the Executive's duties, which failure is not cured within 10 days of written notice thereof; or
                    (ii) the Executive's engaging in gross misconduct which is materially and demonstrably injurious to the Company, monetarily or otherwise.
               6. Change in Control. If a Change in Control occurs during the Employment Period, the Executive shall be entitled to certain additional benefits and protections.
               (a) Definition. A "Change in Control" shall mean, and shall be deemed to have occurred upon,
                    (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (1) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or
     (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (w) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (x) any acquisition by the Company, (y) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Company or any corporation controlled by the Company, or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clauses (1), (2) and (3) of subsection (iii) of this paragraph are satisfied; or
                    (ii) Individuals who, as of the date hereof, constitute the Company's Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Company's Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Company's Board of Directors or (2) a plan or agreement to replace a majority of the members of the Company's Board of Directors then comprising the Incumbent Board; or
                    (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case unless, immediately following such reorganization, merger or consolidation, (1) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation (including, without limitation, a corporation which as a result of such transaction owns the Company through one or more subsidiaries) and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company, any employee benefit plan(s) (or related trust(s)) of the Company and/or its subsidiaries or any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or
                    (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which immediately following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company and/or its subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Company's Board of Directors providing for such sale or other disposition of assets of the Company.
               (b) Bonus; House Purchase. If a Change in Control occurs during the Employment Period, then notwithstanding anything in this Agreement to the contrary
                    (i) the Company shall pay the Executive, in a lump sum not later than the fifth day following the date of the Change in Control, an amount (in cash) equal to 2.95 times the average of the annual Base Salary, bonus and other compensation paid to the Executive during (A) each of the three calendar years preceding the Change in Control or (B) the Executive's period of employment with the Company, if such period of employment at the date of the Change in Control is less than three entire calendar years, with the Base Salary, bonus and other compensation for any partial calendar year being "annualized"; and
                    (ii) upon a written request from the Executive during the 12-month period following the Change in Control, the Company will promptly purchase from the Executive for cash (in a single payment) the Executive's principal residence, determined as of the date of the Change in Control, for its Fair Market Value (as defined in Section 9).
               (c) The Company's Key Executives' Supplemental Retirement Plan. Effective immediately with a Change in Control, the Executive shall be automatically 100% vested under the Company's Key Executives' Supplemental Retirement Plan (the "Company Plan") and an amount equal to the Aggregate Supplemental Benefit, as set forth on Attachment C hereto and made a part hereof for all purposes, shall be paid to the Executive by the Company in a lump sum (in cash) not later than the 15th day following the Change in Control, unless during such 15-day period the Company (i) shall have established an irrevocable grantor trust, with a national bank serving as trustee, for the benefit of the Executive and (ii) shall have funded such trust with cash and/or life insurance products in an amount sufficient to fully provide (as determined below) for the payment of the Annual Supplemental Benefits (in the annual amount set forth on Attachment C), which shall commence as follows: (1) if the Executive is age 55 or older as of the date of the Change in Control, on the date of the Change in Control and (2) if the Executive has not attained the age of 55 as of the date of the Change in Control, on the earlier of the fifth anniversary of the date of the Change in Control or the date the Executive reaches age 55, and shall be payable in equal monthly amounts for 10 years, unless accelerated as provided below. Such commencement date provided hereunder shall be deemed to be the Executive's "Retirement Date" under the Company Plan, and the Executive shall be entitled to full (unreduced) benefits under the Company Plan, as provided herein. The Company hereby acknowledges that the provisions of this Agreement concerning the Company Plan constitute an amendment to the Company Plan and the Company Plan agreement entered into between the Company and the Executive.
               In the event of the Executive's death on or after the Change in Control and prior to the Executive's receipt of the lump sum Aggregate Supplemental Benefit or all of the Annual Supplemental Benefit payments payable hereunder, whichever is applicable, any such payment(s) then remaining unpaid as of the Executive's death shall continue to be payable in full to the Executive's surviving spouse, or, if there is no surviving spouse (or the surviving spouse dies prior to the receipt of all such payments), to the Executive's estate.
               The determination of the sufficiency of the Company's funding of the trust to provide for the payment of the Annual Supplemental Benefits, commencing as provided above, shall be made by a national employee benefits consulting firm selected by the Company and reasonably satisfactory to the Executive ("Consulting Firm"). The Consulting Firm shall issue its written opinion to the Company and the Executive that as of the date of its initial funding, the fair market value of the assets of the trust are equal to at least 110% of the amount the Consulting Firm has determined will be necessary to provide for such Annual Supplemental Benefits and on each anniversary of such initial funding date, the Consulting Firm shall render its written opinion to the parties as to whether the fair market value of the assets of the trust continue to be equal to at least 100% of the amount the Consulting Firm then determines will be necessary to provide for any remaining unpaid Annual Supplemental Benefits. If, in any such opinion, the Consulting Firm determines the fair market value of the assets of the trust are less than 100% of the amount so necessary, the Company shall, within five days of receipt of such written opinion of the Consulting Firm, contribute to the trust the amount of cash necessary so that the sum of the assets of the trust and the cash so contributed equals at least 110% of the amount necessary to provide for the payment of the remaining unpaid Annual Supplemental Benefits as determined by the Consulting Firm. If the Company fails to timely make any such additional cash contribution deemed necessary by the Consulting Firm, the full amount of the Annual Supplemental Benefits then remaining unpaid shall be automatically accelerated and immediately paid to the Executive (or the Executive's surviving spouse or the Executive's estate, as the case may be) in a single lump sum in cash.
               All fees and expenses of the Consulting Firm and the trustee of the trust, including, without limitation, all taxes incurred on any income of the trust's assets, shall be paid solely by the Company and shall not be charged against or paid by the trust.

               (d)  Excess Parachute Payment Tax Gross-Up.
                    (i) To provide the Executive with adequate protection in connection with the Executive's ongoing employment with the Company, this Agreement provides the Executive with various benefits. On or following a "change in control", within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), a portion of those benefits could be characterized as "excess parachute payments" within the meaning of
     Section 280G of the Code. The parties hereto acknowledge that the protections set forth in this Section 6(d) are important, and it is agreed that the Executive should not have to bear the burden of any excise tax that might be levied under Section 4999 of the Code, in the event that a portion of the benefits payable to the Executive pursuant to this Agreement are treated as an excess parachute payment. The parties, therefore, have agreed as set forth in this Section 6(d).
                    (ii) Anything in this Agreement to the contrary notwithstanding, if it shall be determined that any payment or benefit provided by the Company or any other person to or for the benefit of the Executive (whether paid or payable or provided or providable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 6(d)) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to or on behalf of the Executive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.
                    (iii) Subject to the provisions of Section 6(d)(iv) below, all determinations required to be made under this Section 6(d), including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by an independent public accounting firm with a national reputation that is selected by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and to the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the change in control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 6(d), shall be paid by the Company to the Executive within five days of the receipt of the Accounting

     Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. If the Company exhausts its remedies pursuant to
     Section 6(d)(iv) below and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.
                    (iv) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:
                         (A) give the Company any information reasonably requested by the Company relating to such claim;
                         (B) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;
                         (C) cooperate with the Company in good faith in order effectively to contest such claim; and
                         (D) permit the Company to participate in any proceedings relating to such claim;
               provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 6(d)(iv), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Executive shall determine; provided, further, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, and shall indemnify and hold the Executive harmless on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. In addition, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.
                    (v) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 6(d)(iv), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 6(d)(iv)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by the Executive of an amount advanced by the Company pursuant to Section 6(d)(iv), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.
               7. Compensation Upon Termination for Cause. In the event of the termination of the Executive's employment at any time during the Employment Period by the Company for Cause, this Agreement shall terminate and the Executive's Base Salary and all other benefits to which the Executive may be entitled under this Agreement, excluding any unpaid benefits to which the Executive has already become entitled under Sections 6(b) and (c), if a Change in Control has occurred prior to the date of such termination for Cause, will terminate upon the date of termination of the Executive's employment.
               8. Compensation Upon Termination for Disability or Death. In the event of the termination of the Executive's employment at any time during the Employment Period by the Company for Disability or due to the Executive's death, this Agreement shall terminate and the Company shall pay to the Executive, or the Executive's legal representative, if applicable, an amount equal to one-half of the Executive's Base Salary in effect as of the date of such termination of employment, provided that such death or Disability payment shall be payable over a six-month period in equal installments in accordance with the Company's regular payroll practices for executives. If such Disability or death occurs on or after the date of a Change in Control, the Executive (or the Executive's legal representative, if applicable) shall remain entitled to receive any then unpaid benefits provided by Sections 6(b) and (c).
               9. Compensation Upon Termination by the Company Other Than for Cause, Disability or Death. The Company may terminate the Executive's employment hereunder other than for Cause, Disability or the Executive's death. If the Company so terminates the Executive's employment, following such termination the Company shall continue to pay the Executive the Base Salary in effect as of the effective date of such termination for a period of two years (the "Continuation Period"). Such Base Salary shall be payable during the Continuation Period in equal installments in accordance with the Company's regular payroll practices for executives.
               In addition, (1) during the Continuation Period the Company, at its cost, shall provide or arrange to provide the Executive (and the Executive's dependents) with health insurance coverages and benefits substantially similar to those which the Executive (and the Executive's dependents) were receiving under the health plans of the Company immediately prior to the Notice of Termination; however, any such health benefits to which the Executive (or the Executive's dependents) would otherwise receive pursuant hereto shall be secondary to (reduced by) any health insurance benefits received by the Executive (or the Executive's dependents) during the Continuation Period under any other employer's group health plan(s), and (2) in the event that during the Continuation Period the Executive moves from the metropolitan area in which the Executive's principal residence is located at the date of such termination of employment, the Company shall promptly purchase from the Executive for cash (in a single payment) the Executive's principal residence (if owned by the Executive) for an amount equal to the greater of (i) the fair market value of such residence as determined by a member of the Society of Real Estate Appraisers designated by the Executive and reasonably satisfactory to the Company and (ii) the Executive's tax basis in such residence (the "Fair Market Value").
               10. Confidentiality. Except as required in the performance of the Executive's duties to the Company, or as authorized in writing by the Company, the Executive will not, directly or indirectly, divulge, disclose or communicate during the Employment Period or thereafter, any information, knowledge or data not theretofore publicly known and in the public domain which the Executive may obtain during the Employment Period concerning the Company or any of its subsidiaries or affiliates and relating to its or their business, processes, trade secrets, customers or finances. All reports, documents and other writings relating to the Company's business which are prepared or created by the Executive or which may come into the Executive's possession during the Employment Period are the property of the Company, as the case may be, and shall be retained by the Executive in trust in a fiduciary capacity for the sole benefit of the Company, and upon termination of the Executive's employment by the Company shall be delivered to or remain in the possession of the Company, as the case may be.
               11. Notice of Termination. Any purported termination of the Executive's employment by the Company shall be communicated to the

     Executive by written Notice of Termination, which notice shall state the specific termination provision in this Agreement relied upon and shall also set forth in reasonable detail the facts and circumstances claimed to provide the basis for the Executive's termination under the provision indicated. Within 15 days after any Notice of Termination is received, the Executive may provide notice to the Company that a dispute exists concerning the Executive's termination. Notwithstanding the pendency of any such dispute, the Company will continue to pay to the Executive the full compensation in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all perquisites, compensation and employee benefit plans in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved, but in no event past the expiration date of the Employment Period, except as required by the terms of any such employee benefit plan or applicable law.
               12. Notices. All notices and communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered by United States registered or certified mail, return receipt requested, with postage thereon fully prepaid. All such communications shall be addressed as follows, except that notice of change of address shall be effective only upon receipt:
               If to the Company, at:

                    1600 Kanawha, Valley Building
                    Charleston, West Virginia  25301
                    Attention:  Chairman of the Board


               If to the Executive, at:

                    337 Southpointe Drive
                    Charleston, West Virginia  25314


               13.  Miscellaneous.
               (a) No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive, a duly authorized officer of the Company, and a duly authorized member of the Board. No waiver of any party hereto at any time of the breach of, or lack of compliance with, any conditions or provisions of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.
               (b) No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by any party which are not set forth expressly in this Agreement.
               (c) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, devises and legatees. If the Executive should die while any amounts or benefits are still payable to the Executive hereunder, all such amounts or benefits, unless otherwise provided herein, shall continue to be paid or provided in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.
               (d) The Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise and no amount payable under this Agreement shall be reduced by the Executive's acceptance of employment with another person after the date of termination. Further, the Company's obligations to make the payments provided for in this Agreement and otherwise to perform their obligations hereunder shall not be affected by any set off, counterclaim, recoupment, defense or other claim, rights or action that the Company may have against the Executive.
               (e) Nothing in this Agreement shall prevent or limit the Executive's participation in any perquisite, employee benefit plans, bonus, stock, incentive or other similar plan or program provided by the Company in which the Executive currently participates or may qualify to participate in the future, nor shall anything herein limit or otherwise adversely affect any rights the Executive may have under any such plan, program or arrangement.
               14. Arbitration. The Executive shall be permitted (but not required) to elect that any dispute or controversy arising under or in connection with this Agreement be settled by arbitration in Charleston, West Virginia, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. All legal fees and costs incurred by the Executive in connection with the resolution of any dispute or controversy under or in connection with this Agreement shall be reimbursed by the Company as bills for such services are presented by the Executive to the Company. The Company shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed on the Executive with respect to such reimbursements or payments by the Company.
               15. Validity. The invalidity and unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.
               16. Applicable Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of West Virginia.
               IN WITNESS WHEREOF, the parties have executed this Agreement effective for all purposes as provided above.


          EXECUTIVE




          By: /s/W. Merwyn Pittman

          ALLEGHENY & WESTERN ENERGY
          CORPORATION



          By:  /s/John G. McMillian

          Name: John G. McMillian

          Title: Chairman of the Board, President
                 and Chief Executive Officer

     ATTACHMENT  A


               The Executive shall continue to serve as the Vice President, Treasurer and Chief Financial Officer of the Company and shall render such services to the Company and/or affiliated entities of the Company as are necessary for him to perform his duties and fulfill his responsibilities hereunder. The Executive shall perform such other duties and fulfill such other responsibilities as may reasonably be assigned to him by the Company's Board of Directors. The Executive shall devote his full business time, effort and energies to the performance of his duties and fulfillment of his responsibilities for the Company, and will faithfully discharge his duties in furtherance of the interest of the Company.

     ATTACHMENT  B


               The Executive's Base Salary shall be $135,000. However, beginning January 1, 1994, and on each January 1st thereafter during the Employment Period, the amount of the Executive's Base Salary shall be increased by an amount not less than the product of (1) the Executive's Base Salary for the prior year and (2) the sum of (a) 2% and (b) the percentage increase in base compensation established for exempt employees who have performed at the mid-point of the "above-average" range in the Mountaineer Gas Company's Compensation Guidelines for the applicable year. (In the event Mountaineer Gas Company ceases to be a subsidiary of the Company, the increase in the consumer price index ("CPI") for the prior year shall be used.) The Board may increase the Executive's Base Salary at such other time or times, and in such amounts, as it deems appropriate.
     The Executive's Base Salary as in effect from time to time may not be decreased.

     ATTACHMENT  C


     1.   Aggregate Supplemental Benefit     -    $625,000.

     2.   Annual Supplemental Benefit   -    $62,500.

          EXHIBIT
          NUMBER         DESCRIPTION

          10.24          Supplemental Retirement Benefit Plan
                         Agreements between John G. McMillian, Richard
                         L. Grant, Michael S. Fletcher and W. Merwyn
                         Pittman, individually, and Allegheny &
                         Western Energy Corporation.

                        ALLEGHENY & WESTERN ENERGY CORPORATION

            KEY EXECUTIVES' SUPPLEMENTAL RETIREMENT BENEFIT PLAN AGREEMENT

                                    JOHN McMILLIAN

            KEY EXECUTIVES' SUPPLEMENTAL RETIREMENT BENEFIT PLAN AGREEMENT


           This Agreement is entered into as of December 1, 1992 by and between Allegheny & Western Energy Corporation, a corporation organized and existing under the laws of the State of West Virginia (the "Corporation"), and John McMillian (the "Employee").

                                W I T N E S S E T H :

          WHEREAS, the Employee has been employed by the Corporation or a Participating Subsidiary (as defined in the Plan, as defined below) and has discharged his duties in a capable and efficient manner to the benefit of the Corporation; and

          WHEREAS, it is the desire of the Corporation to retain the services of the Employee; and

          WHEREAS, the Employee is willing to continue in the employ of the Corporation or a Participating Subsidiary, as the case may be, provided the Corporation agrees to provide certain benefits hereinafter described in accordance with the terms and conditions hereinafter set forth;

          NOW THEREFORE, in consideration of the mutual promises and covenants herein contained as well as other good and valuable consideration, it is agreed as follows:

          1. The Employee is hereby designated a Participant under the Corporation's Key Executives' Supplemental Retirement Benefit Plan (the "Plan"), a copy of which is attached hereto and incorporated herein by reference, and the Employee and the Corporation agree to the terms of the Plan and to be bound thereby. The Corporation represents that the Employee has satisfied the qualifications for participation in the Plan set forth in
     Article III of the Plan.

          2. For purposes of Section 2.7 of the Plan as applicable to the Employee, the age for the Employee's retirement shall be seventy-one (71).

          3. For purposes of Section 4.1 of the Plan as applicable to the Employee, (a) the "Designated Amount" shall be $100,000, (b) the "Designated Period" shall be a period commencing on the date the Supplemental Retirement Benefit is first payable (the "SRB Start Date") and ending on the 10th anniversary of such SRB Start Date, and (c) a "Designated Year" shall be a one year period ending on any anniversary of the commencement date of the Designated Period.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                              ALLEGHENY & WESTERN ENERGY CORPORATION

                              By /s/John McMillian



                                 /s/John McMillian
                                    John McMillian

                        ALLEGHENY & WESTERN ENERGY CORPORATION
                 KEY EXECUTIVES' SUPPLEMENTAL RETIREMENT BENEFIT PLAN

                                      ARTICLE I

                                       PURPOSE

          The purpose of the Allegheny & Western Energy Corporation Key Executives' Supplemental Retirement Benefit Plan (the"Plan") is to provide supplemental retirement benefits for a select group of management or highly compensated employees of Allegheny & Western Energy Corporation and certain of its subsidiaries which participate in the Plan. It is intended that the Plan will aid in retaining and attracting employees of exceptional ability by providing such individuals with these benefits. This Plan shall be effective as of December 1, 1992.

                                      ARTICLE II

                                     DEFINITIONS

          For the purpose of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

          2.1 BENEFICIARY. "Beneficiary" means any person or entity entitled under Article VI to receive Plan Benefits after a Participant's death.

          2.2  BOARD.  "Board" means the Board of Directors of the Corporation.

          2.3 COMMITTEE. "Committee" means the Benefit Committee appointed by the Board to administer the Plan for the employees of the Employers.

          2.4 DEATH BENEFITS. "Death Benefits" means the benefits determined under Article V of this Plan.

          2.5 DEFERRED RETIREMENT DATE. "Deferred Retirement Date" means the first day of the calendar month coincident with or next following the date occurring after the Normal Retirement Date and on which the Participant and the Participant's Employer have agreed the Participant shall separate from employment with such Employer (and all other Employers) as a result of having attained a specified age.

          2.6 EMPLOYER. "Employer" means Allegheny & Western Energy Corporation, or any Participating Subsidiary, or any successor to the business thereof. For purposes of this Plan, the Corporation and each Participating Subsidiary shall be considered separate Employers, and each separate corporation shall be treated as the Employer only with respect to its own employees.

          2.7 NORMAL RETIREMENT DATE. "Normal Retirement Date" means the first day of the calendar month coincident with or next following the date on which the Participant attains the age designated for his retirement in his Participation Agreement.

          2.8 PARTICIPANT. "Participant" means any individual who is participating or has participated in this Plan pursuant to Article III.

          2.9 PARTICIPATING SUBSIDIARY. "Participating Subsidiary" means Mountaineer Gas Company or any other corporation with fifty percent (50%) or more of its issued and outstanding voting stock directly or indirectly owned by the Corporation and which elects to participate in the Plan.

          2.10 PARTICIPATION AGREEMENT. "Participation Agreement" means the agreement entered into by the Corporation and the Participant which, among other things, evidences the agreement of such Participant and the Corporation concerning such Participant's participation under the Plan.

          2.11 PLAN BENEFITS. "Plan Benefits" means any Supplemental Retirement Benefits or Death Benefits payable pursuant to Article IV or
     Article V of this Plan.

          2.12 PLAN YEAR. "Plan Year" means any period of 12 consecutive months beginning on December 1 in any year and ending on the immediately succeeding November 30.

          2.13 RETIREMENT; RETIREMENT DATE. "Retirement" means separation of the Participant from employment with the Participant's Employer (and all other Employers) at the Participant's Normal Retirement Date or Deferred Retirement Date, and "Retirement Date" means the date of such Retirement.

          2.14 SUPPLEMENTAL RETIREMENT BENEFIT. "Supplemental Retirement Benefit" means the benefit determined under Article IV of this Plan.

          2.15 TERMINATION. "Termination" means separation of the Participant from employment with the Employer (and all other Employers) for any reason other than Retirement, death or Total and Permanent Disability.

          2.16 TOTAL AND PERMANENT DISABILITY. "Total and Permanent Disability" means a physical or mental condition which, in the sole opinion of the Committee, prevents a Participant from satisfactorily performing the Participant's usual duties for his Employer (and all other Employers) or such other duties as such Employer may make available to the Participant. For the purpose of this Section 2.16, in determining the availability of other duties, the Committee will give due regard to the Participant's position and earnings prior to the onset of such physical or mental condition and, in otherwise determining whether a Participant is suffering from Total and Permanent Disability, the Committee will take into consideration the qualifications of such Participant by reason of training, education and experience. The Committee's decision as to Total and Permanent disability will be based upon medical reports and/or other evidence satisfactory to the Committee.


                                     ARTICLE III

                                    PARTICIPATION

          3.1 PARTICIPATION. Participation in the Plan shall be limited to those employees of an Employer who are nominated for such participation by the Chief Executive Officer (or, if none, the President) of such Employer and approved for such participation by the Committee.


                                      ARTICLE IV

                    SUPPLEMENTAL RETIREMENT BENEFITS; WITHHOLDING;
                      PAYMENTS TO GUARDIANS AND REPRESENTATIVES

          4.1 SUPPLEMENTAL RETIREMENT BENEFIT. During the Designated Period (as defined in the Participation Agreement for such Participant) commencing upon a Participant's Normal Retirement Date, the Corporation shall pay to such Participant a Supplemental Retirement Benefit. Such Supplemental Retirement Benefit shall be an amount for each Designated Year (as defined in the Participation Agreement for such Participant) equal to the Designated Amount (as defined in the Participation Agreement for such Participant), and such annual amount shall be paid in equal monthly installments during such Designated Year. Notwithstanding the foregoing, if the investment performance of the assets of the Plan is less than that which is necessary to provide for Plan Benefits to the participants under the Plan, the Designated Amount will be appropriately adjusted. The payment of such Supplemental Retirement Benefit shall commence on the first business day of the calendar month immediately following such Participant's Normal Retirement Date and shall be paid thereafter (i) if the Basic Form of Benefit Payment (as provided in Section 4.4) is in effect, on the first business day of each calendar month thereafter during the Designated Period, or (ii) if an Alternative Form of Benefit Payment (as provided in
     Section 4.4) is in effect, on such dates as the Committee shall have designated therefor.

          4.2 DISABILITY. If a Participant separates from employment with his Employer (and all other Employers) due to Total and Permanent Disability, the Corporation shall pay to such Participant a Supplemental Retirement Benefit as provided in Section 4.1 of this Plan except that the payment of such Supplemental Retirement Benefit and the Designated Period shall commence on the first business day of the calendar month immediately following the date the Committee shall have issued its decision that such Participant suffers from Total and Permanent Disability.

          4.3 TERMINATION OF EMPLOYMENT. If a Participant shall voluntarily terminate his employment with his Employer (and all other Employers) or if his employment shall be terminated by the Board of Directors of such Employer for cause (and he shall not be employed by another Employer), in either case prior to the Participant's Normal Retirement Date or Total and Permanent Disability, this Plan shall automatically terminate with respect to such Participant and his Beneficiaries, the Corporation shall have no further obligation under this Plan to such Participant and his Beneficiaries, and such Participant and his Beneficiaries shall have no rights to any Plan Benefits or other benefits or compensation under this Plan. Notwithstanding the foregoing, if a Participant shall voluntarily terminate his employment with his Employer (and all other Employers) or if his employment shall be terminated by the Board of Directors of such Employer for cause (and he shall not be employed by another Employer), in either case prior to his Normal Retirement Date or Total and Permanent Disability, and if, prior to such termination, a Change in Control (hereinafter defined) of the Corporation (which, for purposes for this Section 4.3, shall be deemed to include a Participating Subsidiary if such Participant is employed by such Participating Subsidiary) shall have occurred, then such Participant shall be entitled to receive, and the Corporation shall pay to such Participant, a portion of such Participant's Supplemental Retirement Benefit in an amount equal to the Designated Percentage (hereinafter defined) of such Participant's Designated Amount and otherwise at the times provided in, and subject to the other terms and conditions of, Section 4.1 and Section 4.2 of this Plan. Notwithstanding the immediately preceding sentence, however, if the benefits payable pursuant to the immediately preceding sentence, either alone or together with other payments which such Participant has the right to receive either directly or indirectly from his Employer or from the Corporation or any of its subsidiaries, would constitute an excess parachute payment (the "Excess Payment") under Section 280G of the Internal Revenue Code of 1986, as amended, then the benefit payable pursuant to the immediately preceding sentence shall be reduced (but not below zero) by the amount necessary to prevent any such payments to such Participant from constituting an Excess Payment, as determined in good faith by the Committee. As used in this
     Section 4.3,

               (a) a "Change in Control" of the Corporation shall mean and shall be deemed to have occurred upon:

                         (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (w) any acquisition directly from the Corporation (excluding an acquisition by virtue of the exercise of a conversion privilege), (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clauses (1), (2) and (3) of subsection (iii) of this paragraph are satisfied; or

                        (ii) Individuals who, as of the date of such Participant's Participation Agreement, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date of such Participation Agreement whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either
                    (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (2) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board; or

                       (iii) Approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case unless, immediately following such reorganization, merger or consolidation, (1) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation (including, without limitation, a corporation which as a result of such transaction owns the Corporation through one or more subsidiaries) and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (excluding the Corporation, any employee benefit plan(s) (or related trust(s)) of the Corporation and/or its subsidiaries or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                        (iv)  Approval by the stockholders of the Corporation of
                    (1) a complete liquidation or dissolution of the Corporation or (2) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which immediately following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation and/or its subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

               (b) "Designated Percentage" means, with respect to a Participant, the percentage obtained by dividing (1) an amount equal to the excess of such Participant's age at the time a Change in Control of the Corporation occurs over the age of such Participant on the date of his Participation Agreement by (2) an amount equal to the excess of such Participant's age for his Retirement as set forth in his Participation Agreement over the age of such Participant on the date of his Participation Agreement.

          4.4 FORM OF BENEFIT PAYMENT. The Supplemental Retirement Benefit shall be paid in the form of the Basic Benefit provided below, unless the Committee, in its sole discretion, selects an alternative method. Any method requested by a Participant or a Beneficiary shall be considered by the Committee, but shall not be binding. The Basic and Alternative Methods of Payment are as follows:

               (a) Basic Form of Benefit Payment. Equal monthly installments of the Benefit over the Designated Period.

               (b) Alternative Forms of Benefit Payment. Any other form as determined by the Committee in its sole discretion.

          4.5 WITHHOLDING AND PAYROLL TAXES WITH RESPECT TO PLAN BENEFITS. The Corporation shall withhold from any payment of Plan Benefits any taxes required to be withheld from a Participant's wages or such payment by law, regulation or any governmental authority.

          4.6 PAYMENT OF PLAN BENEFITS TO GUARDIANS AND REPRESENTATIVES. If a Plan Benefit is payable to a minor, a person declared incompetent or a person incapable of handling the disposition of property, the Committee may direct payment of such Plan Benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require such proof of incompetency, minority, incapacity, guardianship or representation as it may deem appropriate prior to distribution of the Plan Benefit. Such distribution shall completely discharge the Committee and the Corporation from all liability with respect to such Plan Benefit.


                                      ARTICLE V

                                    DEATH BENEFITS

          5.1 PRE-RETIREMENT DEATH BENEFIT. If a Participant dies while employed by an Employer or prior to the Participant's Normal Retirement Date while Totally and Permanently Disabled, the Corporation shall pay a Death Benefit to the Participant's Beneficiary in an amount equal to the Supplemental Retirement Benefit as specified in Section 4.1 of this Plan except that, for purposes of the Death Benefit payable under this Section 5.1, (a) the "Designated Period" shall be deemed to be a period commencing on the DB Start Date (as defined in Section 5.3(a) of this Plan) and ending on the fourth anniversary of such DB Start Date, and (b) the Death Benefit shall be paid as provided in Section 5.3(a) of this Plan. The Death Benefit will be appropriately adjusted to reflect any Supplemental Retirement Benefit paid to such Participant prior to his death.

          5.2 POST-RETIREMENT DEATH BENEFIT. If a Participant dies after Retirement, the Participant's Beneficiary shall continue to receive the Supplemental Retirement Benefit until the end of the Designated Period as provided in Section 4.1 of this Plan.

          5.3  FORM OF DEATH BENEFIT PAYMENT.

               (a) Pre-Retirement Death Benefit. The Death Benefit payable under Section 5.1 of this Plan shall be paid by the Corporation in the form of five annual payments, payable as follows: The first annual payment shall be made on the first business day (the "DB Start Date") of the calendar month which occurs on or immediately after the sixtieth
                    (60th) day after the date of death of the Participant, and the remaining annual payments shall be made on each of the next four succeeding anniversaries of the DB Start Date.

               (b) Post-Retirement Death Benefit. The Death Benefit payable under Section 5.2 of this Plan shall be paid in the same manner as the Supplemental Retirement Benefit was being paid to the Participant.

                                      ARTICLE VI

                               BENEFICIARY DESIGNATION

          6.1 BENEFICIARY DESIGNATION. Each Participant shall have the right, at any time, to designate one or more persons or entities as his Beneficiary or Beneficiaries (both primary and contingent) to whom Death Benefits shall be paid in the event of such Participant's death prior to complete distribution to him of the Plan Benefits due under the Plan. Each Beneficiary designation shall be in a written form prescribed by the Committee and will be effective only when filed with the Committee during such Participant's lifetime. Any Beneficiary designation shall be valid or effective only as permitted under applicable law.

          6.2 AMENDMENTS. Any Beneficiary designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary designation with the Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed.

          6.3 NO BENEFICIARY DESIGNATION. If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a deceased Participant predeceased the Participant, the Committee, in its sole discretion, shall direct the Corporation to distribute such Participant's Plan Benefits (or the balance thereof) as follows:

               (a)  To the Participant's surviving spouse, if any; or

               (b) If the Participant shall have no surviving spouse, then to the Participant's children in equal shares by right of representation; or

               (c) If the Participant shall have no surviving spouse or children, then to the Participant's estate.

          6.4 EFFECT OF PAYMENT. Payment to the Beneficiary of a Participant shall completely discharge the Corporation's obligations under this Plan to such Participant or any claimant to any of the Plan Benefits of or through such Participant or a Beneficiary of such Participant.

          6.5  BENEFICIARY DESIGNATION BY BENEFICIARY; DEATH OF BENEFICIARY.
     Any Beneficiary may designate one or more persons or entities as his Beneficiary as if he were a Participant under Sections 6.1 and 6.2 of this Plan. Following commencement of payment of Death Benefits, if the Beneficiary designated by a deceased Participant dies before receiving complete distribution of the Death Benefits, the Committee shall direct the Corporation to distribute the balance of such Plan Benefits

               (a) as designated by the Beneficiary in accordance with the provisions of this Section 6.5 and Section 6.1 of this Plan; or

               (b) if the Beneficiary shall not have made such designation, then to the Beneficiary's estate.


                                     ARTICLE VII

                                    ADMINISTRATION

          7.1 COMMITTEE: DUTIES. This Plan shall be administered for each Employer by the Committee. Members of the Committee may be Participants under this Plan.

          7.2 AGENTS. The Committee may appoint an individual to be the Committee's agent with respect to the day-to-day administration of the

     Plan. In addition, the Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to an Employer.

          7.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation and application of this Plan or any rules and regulations which may be promulgated hereunder shall be final and binding upon all persons having an interest in this Plan.

          7.4 INDEMNITY OF COMMITTEE. The Employers shall jointly and severally indemnify and hold harmless each of the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct by the Committee or such member.


                                     ARTICLE VIII

                                   CLAIMS PROCEDURE

          8.1 CLAIM. Any person claiming a benefit, requesting an interpretation or ruling, or requesting information under the Plan shall present the request in writing to the Committee which shall respond in writing as soon as practicable.

          8.2 DENIAL OF CLAIM. If the claim or request is denied, the written notice of denial shall be made within ninety (90) days of the date of receipt of such claim or request by the Committee and shall state:

               (a) The reason for denial, with specific reference to the Plan provisions on which the denial is based.

               (b) A description of any additional material or information required and an explanation of why it is necessary.

               (c)  An explanation of the Plan's claim review procedure.

          8.3 REVIEW OF CLAIM. Any person whose claim or request is denied or who has not received a response within ninety (90) days may request review by notice given in writing to the Committee within sixty (60) days of receiving a response or one hundred fifty (150) days from the date the claim was received by the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

          8.4 FINAL DECISION. The decision on review shall normally be made within sixty (60) days after the Committee's receipt of a request for review. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days after the Committee's receipt of a request for review. The decision shall be in writing and shall state the reason and the relevant plan provisions. All decisions on review shall be final and bind all parties concerned.


                                      ARTICLE IX

                           AMENDMENT OR TERMINATION OF PLAN

          9.1 AMENDMENT OR TERMINATION. The Board may, at any time and in its sole discretion, terminate or amend this Plan or any Plan Benefits in whole or in part and without obligation or liability to any Participant, Beneficiary or other person (including without limitation with respect to any Plan Benefits of (a) any Participant whose Retirement Date (or, with respect to the Supplemental Retirement Benefit payable pursuant to Section 4.1, any Participant whose Normal Retirement Date) did not precede such termination or amendment, (b) any Participant as to whom the Committee had not, prior to such termination or amendment, issued a decision that such Participant suffered from Total and Permanent Disability, and (c) any Beneficiary of a Participant whose death did not precede such termination or amendment); provided, however, no such termination or amendment shall adversely affect the Plan Benefits of any Participant whose Retirement Date (or, with respect to the Supplemental Retirement Benefit payable pursuant to Section 4.1, any Participant whose Normal Retirement Date) preceded such termination or amendment, the Plan Benefits of any Participant as to whom the Committee had, prior to such termination or amendment, issued a decision that such Participant suffered from Total and Permanent Disability, or the Death Benefits of any Beneficiary of a Participant who died prior to such termination or amendment.

          9.2 SUCCESSOR. The provisions of this Plan shall be binding upon and inure to the benefit of any successor or assign of the Corporation. The term "successor" as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Corporation, and successors of any such corporation or other business entity.


                                      ARTICLE X

                                    MISCELLANEOUS

          10.1 UNSECURED GENERAL CREDITOR. Benefits to be provided under this Plan are unfunded obligations of the Corporation. Participants and their Beneficiaries, heirs, successors and assigns shall have no secured interest or claim in any property or assets of the Corporation or any other Employer, nor shall they be beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Corporation or any other Employer (collectively, "Policies"). Such Policies or other assets of the Corporation or any other Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or be considered in any way as collateral security for the fulfilling of the obligations of the Corporation under this Plan.

          10.2 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

          10.3 GOVERNING LAW. The provisions of this Plan shall be construed and interpreted according to the law of the State of West Virginia without application of principles of conflicts or choice of law.

          10.4 SEVERABILITY. If any provision of this Plan or the application of any provision hereof to any person or circumstance is held invalid, the remainder of this Plan and the application of such provision to other persons or circumstances shall not be affected.

          10.5 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to any member of the Committee, the President of the Corporation or the Participant's Employer, or the Statutory Agent of the Corporation or such Employer. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the earlier of receipt or three (3) days following the date shown on the postmark.

                        ALLEGHENY & WESTERN ENERGY CORPORATION

            KEY EXECUTIVES' SUPPLEMENTAL RETIREMENT BENEFIT PLAN AGREEMENT

            KEY EXECUTIVES' SUPPLEMENTAL RETIREMENT BENEFIT PLAN AGREEMENT


           This Agreement is entered into as of December 1, 1992 by and between Allegheny & Western Energy Corporation, a corporation organized and existing under the laws of the State of West Virginia (the "Corporation"), and Richard Grant (the "Employee").

                                W I T N E S S E T H :

          WHEREAS, the Employee has been employed by the Corporation or a Participating Subsidiary (as defined in the Plan, as defined below) and has discharged his duties in a capable and efficient manner to the benefit of the Corporation; and

          WHEREAS, it is the desire of the Corporation to retain the services of the Employee; and

          WHEREAS, the Employee is willing to continue in the employ of the Corporation or a Participating Subsidiary, as the case may be, provided the Corporation agrees to provide certain benefits hereinafter described in accordance with the terms and conditions hereinafter set forth;

          NOW THEREFORE, in consideration of the mutual promises and covenants herein contained as well as other good and valuable consideration, it is agreed as follows:

          1. The Employee is hereby designated a Participant under the Corporation's Key Executives' Supplemental Retirement Benefit Plan (the "Plan"), a copy of which is attached hereto and incorporated herein by reference, and the Employee and the Corporation agree to the terms of the Plan and to be bound thereby. The Corporation represents that the Employee has satisfied the qualifications for participation in the Plan set forth in
     Article III of the Plan.

          2. For purposes of Section 2.7 of the Plan as applicable to the Employee, the age for the Employee's retirement shall be fifty-five (55).

          3. For purposes of Section 4.1 of the Plan as applicable to the Employee, (a) the "Designated Amount" shall be $220,000, (b) the "Designated Period" shall be a period commencing on the date the Supplemental Retirement Benefit is first payable (the "SRB Start Date") and ending on the 15th anniversary of such SRB Start Date, and (c) a "Designated Year" shall be a one year period ending on any anniversary of the commencement date of the Designated Period.

          4. Notwithstanding the provisions of Section 4.3 of the Plan, in the event of a Change in Control (as defined in the Plan):

               (a) The Employee shall be automatically 100% vested under the Plan and shall be entitled to the benefits and rights provided in Section 6(c) of the Amended and Restated Employment Agreement dated as of September 14, 1993 between the Employee and the Corporation (the "Employment Agreement"); and

               (b) The provisions of Section 6(d) of the Employment Agreement shall apply if any of the benefits payable to the Employee pursuant to the Plan upon a Change in Control or a "change in control" as defined in
     Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), would constitute an "excess parachute payment" within the meaning of such
     Section 280G or would be subject to the excise tax imposed by Section 4999 of the Code.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                              ALLEGHENY & WESTERN ENERGY CORPORATION

                              By /s/John McMillian



                                 /s/Richard Grant
                                    Richard Grant

                        ALLEGHENY & WESTERN ENERGY CORPORATION
                 KEY EXECUTIVES' SUPPLEMENTAL RETIREMENT BENEFIT PLAN

                                      ARTICLE I

                                       PURPOSE

          The purpose of the Allegheny & Western Energy Corporation Key Executives' Supplemental Retirement Benefit Plan (the"Plan") is to provide supplemental retirement benefits for a select group of management or highly compensated employees of Allegheny & Western Energy Corporation and certain of its subsidiaries which participate in the Plan. It is intended that the Plan will aid in retaining and attracting employees of exceptional ability by providing such individuals with these benefits. This Plan shall be effective as of December 1, 1992.

                                      ARTICLE II

                                     DEFINITIONS

          For the purpose of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

          2.1 BENEFICIARY. "Beneficiary" means any person or entity entitled under Article VI to receive Plan Benefits after a Participant's death.

          2.2  BOARD.  "Board" means the Board of Directors of the Corporation.

          2.3 COMMITTEE. "Committee" means the Benefit Committee appointed by the Board to administer the Plan for the employees of the Employers.

          2.4 DEATH BENEFITS. "Death Benefits" means the benefits determined under Article V of this Plan.

          2.5 DEFERRED RETIREMENT DATE. "Deferred Retirement Date" means the first day of the calendar month coincident with or next following the date occurring after the Normal Retirement Date and on which the Participant and the Participant's Employer have agreed the Participant shall separate from employment with such Employer (and all other Employers) as a result of having attained a specified age.

          2.6 EMPLOYER. "Employer" means Allegheny & Western Energy Corporation, or any Participating Subsidiary, or any successor to the business thereof. For purposes of this Plan, the Corporation and each Participating Subsidiary shall be considered separate Employers, and each separate corporation shall be treated as the Employer only with respect to its own employees.

          2.7 NORMAL RETIREMENT DATE. "Normal Retirement Date" means the first day of the calendar month coincident with or next following the date on which the Participant attains the age designated for his retirement in his Participation Agreement.

          2.8 PARTICIPANT. "Participant" means any individual who is participating or has participated in this Plan pursuant to Article III.

          2.9 PARTICIPATING SUBSIDIARY. "Participating Subsidiary" means Mountaineer Gas Company or any other corporation with fifty percent (50%) or more of its issued and outstanding voting stock directly or indirectly owned by the Corporation and which elects to participate in the Plan.

          2.10 PARTICIPATION AGREEMENT. "Participation Agreement" means the agreement entered into by the Corporation and the Participant which, among other things, evidences the agreement of such Participant and the Corporation concerning such Participant's participation under the Plan.

          2.11 PLAN BENEFITS. "Plan Benefits" means any Supplemental Retirement Benefits or Death Benefits payable pursuant to Article IV or
     Article V of this Plan.

          2.12 PLAN YEAR. "Plan Year" means any period of 12 consecutive months beginning on December 1 in any year and ending on the immediately succeeding November 30.

          2.13 RETIREMENT; RETIREMENT DATE. "Retirement" means separation of the Participant from employment with the Participant's Employer (and all other Employers) at the Participant's Normal Retirement Date or Deferred Retirement Date, and "Retirement Date" means the date of such Retirement.

          2.14 SUPPLEMENTAL RETIREMENT BENEFIT. "Supplemental Retirement Benefit" means the benefit determined under Article IV of this Plan.

          2.15 TERMINATION. "Termination" means separation of the Participant from employment with the Employer (and all other Employers) for any reason other than Retirement, death or Total and Permanent Disability.

          2.16 TOTAL AND PERMANENT DISABILITY. "Total and Permanent Disability" means a physical or mental condition which, in the sole opinion of the Committee, prevents a Participant from satisfactorily performing the Participant's usual duties for his Employer (and all other Employers) or such other duties as such Employer may make available to the Participant. For the purpose of this Section 2.16, in determining the availability of other duties, the Committee will give due regard to the Participant's position and earnings prior to the onset of such physical or mental condition and, in otherwise determining whether a Participant is suffering from Total and Permanent Disability, the Committee will take into consideration the qualifications of such Participant by reason of training, education and experience. The Committee's decision as to Total and Permanent disability will be based upon medical reports and/or other evidence satisfactory to the Committee.


                                     ARTICLE III

                                    PARTICIPATION

          3.1 PARTICIPATION. Participation in the Plan shall be limited to those employees of an Employer who are nominated for such participation by the Chief Executive Officer (or, if none, the President) of such Employer and approved for such participation by the Committee.

                                      ARTICLE IV

                    SUPPLEMENTAL RETIREMENT BENEFITS; WITHHOLDING;
                      PAYMENTS TO GUARDIANS AND REPRESENTATIVES

          4.1 SUPPLEMENTAL RETIREMENT BENEFIT. During the Designated Period (as defined in the Participation Agreement for such Participant) commencing upon a Participant's Normal Retirement Date, the Corporation shall pay to such Participant a Supplemental Retirement Benefit. Such Supplemental Retirement Benefit shall be an amount for each Designated Year (as defined in the Participation Agreement for such Participant) equal to the Designated Amount (as defined in the Participation Agreement for such Participant), and such annual amount shall be paid in equal monthly installments during such Designated Year. Notwithstanding the foregoing, if the investment performance of the assets of the Plan is less than that which is necessary to provide for Plan Benefits to the participants under the Plan, the Designated Amount will be appropriately adjusted. The payment of such Supplemental Retirement Benefit shall commence on the first business day of the calendar month immediately following such Participant's Normal Retirement Date and shall be paid thereafter (i) if the Basic Form of Benefit Payment (as provided in Section 4.4) is in effect, on the first business day of each calendar month thereafter during the Designated Period, or (ii) if an Alternative Form of Benefit Payment (as provided in
     Section 4.4) is in effect, on such dates as the Committee shall have designated therefor.

          4.2 DISABILITY. If a Participant separates from employment with his Employer (and all other Employers) due to Total and Permanent Disability, the Corporation shall pay to such Participant a Supplemental Retirement Benefit as provided in Section 4.1 of this Plan except that the payment of such Supplemental Retirement Benefit and the Designated Period shall commence on the first business day of the calendar month immediately following the date the Committee shall have issued its decision that such Participant suffers from Total and Permanent Disability.

          4.3 TERMINATION OF EMPLOYMENT. If a Participant shall voluntarily terminate his employment with his Employer (and all other Employers) or if his employment shall be terminated by the Board of Directors of such Employer for cause (and he shall not be employed by another Employer), in either case prior to the Participant's Normal Retirement Date or Total and Permanent Disability, this Plan shall automatically terminate with respect to such Participant and his Beneficiaries, the Corporation shall have no further obligation under this Plan to such Participant and his Beneficiaries, and such Participant and his Beneficiaries shall have no rights to any Plan Benefits or other benefits or compensation under this Plan. Notwithstanding the foregoing, if a Participant shall voluntarily terminate his employment with his Employer (and all other Employers) or if his employment shall be terminated by the Board of Directors of such Employer for cause (and he shall not be employed by another Employer), in either case prior to his Normal Retirement Date or Total and Permanent Disability, and if, prior to such termination, a Change in Control (hereinafter defined) of the Corporation (which, for purposes for this Section 4.3, shall be deemed to include a Participating Subsidiary if such Participant is employed by such Participating Subsidiary) shall have occurred, then such Participant shall be entitled to receive, and the

     Corporation shall pay to such Participant, a portion of such Participant's Supplemental Retirement Benefit in an amount equal to the Designated Percentage (hereinafter defined) of such Participant's Designated Amount and otherwise at the times provided in, and subject to the other terms and conditions of, Section 4.1 and Section 4.2 of this Plan. Notwithstanding the immediately preceding sentence, however, if the benefits payable pursuant to the immediately preceding sentence, either alone or together with other payments which such Participant has the right to receive either directly or indirectly from his Employer or from the Corporation or any of its subsidiaries, would constitute an excess parachute payment (the "Excess Payment") under Section 280G of the Internal Revenue Code of 1986, as amended, then the benefit payable pursuant to the immediately preceding sentence shall be reduced (but not below zero) by the amount necessary to prevent any such payments to such Participant from constituting an Excess Payment, as determined in good faith by the Committee. As used in this
     Section 4.3,

               (a) a "Change in Control" of the Corporation shall mean and shall be deemed to have occurred upon:

                         (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (w) any acquisition directly from the Corporation (excluding an acquisition by virtue of the exercise of a conversion privilege), (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clauses (1), (2) and (3) of subsection (iii) of this paragraph are satisfied; or

                        (ii) Individuals who, as of the date of such Participant's Participation Agreement, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date of such Participation Agreement whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either
                    (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (2) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board; or

                       (iii) Approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case unless, immediately following such reorganization, merger or consolidation, (1) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation (including, without limitation, a corporation which as a result of such transaction owns the Corporation through one or more subsidiaries) and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (excluding the Corporation, any employee benefit plan(s) (or related trust(s)) of the Corporation and/or its subsidiaries or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                        (iv)  Approval by the stockholders of the Corporation of
                    (1) a complete liquidation or dissolution of the Corporation or (2) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which immediately following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation and/or its subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

               (b) "Designated Percentage" means, with respect to a Participant, the percentage obtained by dividing (1) an amount equal to the excess of such Participant's age at the time a Change in Control of the Corporation occurs over the age of such Participant on the date of his Participation Agreement by (2) an amount equal to the excess of such Participant's age for his Retirement as set forth in his Participation Agreement over the age of such Participant on the date of his Participation Agreement.

          4.4 FORM OF BENEFIT PAYMENT. The Supplemental Retirement Benefit shall be paid in the form of the Basic Benefit provided below, unless the Committee, in its sole discretion, selects an alternative method. Any method requested by a Participant or a Beneficiary shall be considered by the Committee, but shall not be binding. The Basic and Alternative Methods of Payment are as follows:

               (a) Basic Form of Benefit Payment. Equal monthly installments of the Benefit over the Designated Period.

               (b) Alternative Forms of Benefit Payment. Any other form as determined by the Committee in its sole discretion.

          4.5 WITHHOLDING AND PAYROLL TAXES WITH RESPECT TO PLAN BENEFITS. The Corporation shall withhold from any payment of Plan Benefits any taxes required to be withheld from a Participant's wages or such payment by law, regulation or any governmental authority.

          4.6 PAYMENT OF PLAN BENEFITS TO GUARDIANS AND REPRESENTATIVES. If a Plan Benefit is payable to a minor, a person declared incompetent or a person incapable of handling the disposition of property, the Committee may direct payment of such Plan Benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require such proof of incompetency, minority, incapacity, guardianship or representation as it may deem appropriate prior to distribution of the Plan Benefit. Such distribution shall completely discharge the Committee and the Corporation from all liability with respect to such Plan Benefit.


                                      ARTICLE V

                                    DEATH BENEFITS

          5.1 PRE-RETIREMENT DEATH BENEFIT. If a Participant dies while employed by an Employer or prior to the Participant's Normal Retirement Date while Totally and Permanently Disabled, the Corporation shall pay a Death Benefit to the Participant's Beneficiary in an amount equal to the Supplemental Retirement Benefit as specified in Section 4.1 of this Plan except that, for purposes of the Death Benefit payable under this Section 5.1, (a) the "Designated Period" shall be deemed to be a period commencing on the DB Start Date (as defined in Section 5.3(a) of this Plan) and ending on the fourth anniversary of such DB Start Date, and (b) the Death Benefit shall be paid as provided in Section 5.3(a) of this Plan. The Death Benefit will be appropriately adjusted to reflect any Supplemental Retirement Benefit paid to such Participant prior to his death.

          5.2 POST-RETIREMENT DEATH BENEFIT. If a Participant dies after Retirement, the Participant's Beneficiary shall continue to receive the Supplemental Retirement Benefit until the end of the Designated Period as provided in Section 4.1 of this Plan.

          5.3  FORM OF DEATH BENEFIT PAYMENT.

               (a) Pre-Retirement Death Benefit. The Death Benefit payable under Section 5.1 of this Plan shall be paid by the Corporation in the form of five annual payments, payable as follows: The first annual payment shall be made on the first business day (the "DB Start Date") of the calendar month which occurs on or immediately after the sixtieth
                    (60th) day after the date of death of the Participant, and the remaining annual payments shall be made on each of the next four succeeding anniversaries of the DB Start Date.

               (b) Post-Retirement Death Benefit. The Death Benefit payable under Section 5.2 of this Plan shall be paid in the same manner as the Supplemental Retipement Benefit was being paid to the Participant.

                                      ARTICLE VI

                               BENEFICIARY DESIGNATION

          6.1 BENEFICIARY DESIGNATION. Each Participant shall have the right, at any time, to designate one or more persons or entities as his Beneficiary or Beneficiaries (both primary and contingent) to whom Death Benefits shall be paid in the event of such Participant's death prior to complete distribution to him of the Plan Benefits due under the Plan. Each Beneficiary designation shall be in a written form prescribed by the Committee and will be effective only when filed with the Committee during such Participant's lifetime. Any Beneficiary designation shall be valid or effective only as permitted under applicable law.

          6.2 AMENDMENTS. Any Beneficiary designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary designation with the Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed.

          6.3 NO BENEFICIARY DESIGNATION. If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a deceased Participant predeceased the Participant, the Committee, in its sole discretion, shall direct the Corporation to distribute such Participant's Plan Benefits (or the balance thereof) as follows:

               (a)  To the Participant's surviving spouse, if any; or

               (b) If the Participant shall have no surviving spouse, then to the Participant's children in equal shares by right of representation; or

               (c) If the Participant shall have no surviving spouse or children, then to the Participant's estate.

          6.4 EFFECT OF PAYMENT. Payment to the Beneficiary of a Participant shall completely discharge the Corporation's obligations under this Plan to such Participant or any claimant to any of the Plan Benefits of or through such Participant or a Beneficiary of such Participant.

          6.5  BENEFICIARY DESIGNATION BY BENEFICIARY; DEATH OF BENEFICIARY.
     Any Beneficiary may designate one or more persons or entities as his Beneficiary as if he were a Participant under Sections 6.1 and 6.2 of this Plan. Following commencement of payment of Death Benefits, if the Beneficiary designated by a deceased Participant dies before receiving complete distribution of the Death Benefits, the Committee shall direct the Corporation to distribute the balance of such Plan Benefits

               (a) as designated by the Beneficiary in accordance with the provisions of this Section 6.5 and Section 6.1 of this Plan; or

               (b) if the Beneficiary shall not have made such designation, then to the Beneficiary's estate.


                                     ARTICLE VII

                                    ADMINISTRATION

          7.1 COMMITTEE: DUTIES. This Plan shall be administered for each Employer by the Committee. Members of the Committee may be Participants under this Plan.

          7.2 AGENTS. The Committee may appoint an individual to be the Committee's agent with respect to the day-to-day administration of the Plan. In addition, the Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to an Employer.

          7.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation and application of this Plan or any rules and regulations which may be promulgated hereunder shall be final and binding upon all persons having an interest in this Plan.

          7.4 INDEMNITY OF COMMITTEE. The Employers shall jointly and severally indemnify and hold harmless each of the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct by the Committee or such member.


                                     ARTICLE VIII

                                   CLAIMS PROCEDURE

          8.1 CLAIM. Any person claiming a benefit, requesting an interpretation or ruling, or requesting information under the Plan shall present the request in writing to the Committee which shall respond in writing as soon as practicable.

          8.2 DENIAL OF CLAIM. If the claim or request is denied, the written notice of denial shall be made within ninety (90) days of the date of receipt of such claim or request by the Committee and shall state:

               (a) The reason for denial, with specific reference to the Plan provisions on which the denial is based.

               (b) A description of any additional material or information required and an explanation of why it is necessary.

               (c)  An explanation of the Plan's claim review procedure.

          8.3 REVIEW OF CLAIM. Any person whose claim or request is denied or who has not received a response within ninety (90) days may request review by notice given in writing to the Committee within sixty (60) days of receiving a response or one hundred fifty (150) days from the date the claim was received by the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

          8.4 FINAL DECISION. The decision on review shall normally be made within sixty (60) days after the Committee's receipt of a request for review. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days after the Committee's receipt of a request for review. The decision shall be in writing and shall state the reason and the relevant plan provisions. All decisions on review shall be final and bind all parties concerned.


                                      ARTICLE IX

                           AMENDMENT OR TERMINATION OF PLAN

          9.1 AMENDMENT OR TERMINATION. The Board may, at any time and in its sole discretion, terminate or amend this Plan or any Plan Benefits in whole or in part and without obligation or liability to any Participant, Beneficiary or other person (including without limitation with respect to any Plan Benefits of (a) any Participant whose Retirement Date (or, with respect to the Supplemental Retirement Benefit payable pursuant to Section 4.1, any Participant whose Normal Retirement Date) did not precede such termination or amendment, (b) any Participant as to whom the Committee had not, prior to such termination or amendment, issued a decision that such Participant suffered from Total and Permanent Disability, and (c) any Beneficiary of a Participant whose death did not precede such termination or amendment); provided, however, no such termination or amendment shall adversely affect the Plan Benefits of any Participant whose Retirement Date (or, with respect to the Supplemental Retirement Benefit payable pursuant to Section 4.1, any Participant whose Normal Retirement Date) preceded such termination or amendment, the Plan Benefits of any Participant as to whom the Committee had, prior to such termination or amendment, issued a decision that such Participant suffered from Total and Permanent Disability, or the Death Benefits of any Beneficiary of a Participant who died prior to such termination or amendment.

          9.2 SUCCESSOR. The provisions of this Plan shall be binding upon and inure to the benefit of any successor or assign of the Corporation. The term "successor" as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Corporation, and successors of any such corporation or other business entity.


                                      ARTICLE X

                                    MISCELLANEOUS

          10.1 UNSECURED GENERAL CREDITOR. Benefits to be provided under this Plan are unfunded obligations of the Corporation. Participants and their Beneficiaries, heirs, successors and assigns shall have no secured interest or claim in any property or assets of the Corporation or any other Employer, nor shall they be beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Corporation or any other Employer (collectively, "Policies"). Such Policies or other assets of the Corporation or any other Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or be considered in any way as collateral security for the fulfilling of the obligations of the Corporation under this Plan.

          10.2 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

          10.3 GOVERNING LAW. The provisions of this Plan shall be construed and interpreted according to the law of the State of West Virginia without application of principles of conflicts or choice of law.

          10.4 SEVERABILITY. If any provision of this Plan or the application of any provision hereof to any person or circumstance is held invalid, the remainder of this Plan and the application of such provision to other persons or circumstances shall not be affected.

          10.5 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to any member of the Committee, the President of the Corporation or the Participant's Employer, or the Statutory Agent of the Corporation or such Employer. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the earlier of receipt or three (3) days following the date shown on the postmark.

                        ALLEGHENY & WESTERN ENERGY CORPORATION

            KEY EXECUTIVES' SUPPLEMENTAL RETIREMENT BENEFIT PLAN AGREEMENT

            KEY EXECUTIVES' SUPPLEMENTAL RETIREMENT BENEFIT PLAN AGREEMENT


           This Agreement is entered into as of December 1, 1992 by and between Allegheny & Western Energy Corporation, a corporation organized and existing under the laws of the State of West Virginia (the "Corporation"), and Michael Fletcher (the "Employee").

                                W I T N E S S E T H :

          WHEREAS, the Employee has been employed by the Corporation or a Participating Subsidiary (as defined in the Plan, as defined below) and has discharged his duties in a capable and efficient manner to the benefit of the Corporation; and

          WHEREAS, it is the desire of the Corporation to retain the services of the Employee; and

          WHEREAS, the Employee is willing to continue in the employ of the Corporation or a Participating Subsidiary, as the case may be, provided the Corporation agrees to provide certain benefits hereinafter described in accordance with the terms and conditions hereinafter set forth;

          NOW THEREFORE, in consideration of the mutual promises and covenants herein contained as well as other good and valuable consideration, it is agreed as follows:

          1. The Employee is hereby designated a Participant under the Corporation's Key Executives' Supplemental Retirement Benefit Plan (the "Plan"), a copy of which is attached hereto and incorporated herein by reference, and the Employee and the Corporation agree to the terms of the Plan and to be bound thereby. The Corporation represents that the Employee has satisfied the qualifications for participation in the Plan set forth in
     Article III of the Plan.

          2. For purposes of Section 2.7 of the Plan as applicable to the Employee, the age for the Employee's retirement shall be sixty-five (65).

          3. For purposes of Section 4.1 of the Plan as applicable to the Employee, (a) the "Designated Amount" shall be $165,000, (b) the "Designated Period" shall be a period commencing on the date the Supplemental Retirement Benefit is first payable (the "SRB Start Date") and ending on the 15th anniversary of such SRB Start Date, and (c) a "Designated Year" shall be a one year period ending on any anniversary of the commencement date of the Designated Period.

          4. Notwithstanding the provisions of Section 4.3 of the Plan, in the event of a Change in Control (as defined in the Plan):

               (a) The Employee shall be automatically 100% vested under the Plan and shall be entitled to the benefits and rights provided in Section 6(c) of the Amended and Restated Employment Agreement dated as of September 14, 1993 between the Employee and the Corporation (the "Employment Agreement"); and

               (b) The provisions of Section 6(d) of the Employment Agreement shall apply if any of the benefits payable to the Employee pursuant to the Plan upon a Change in Control or a "change in control" as defined in
     Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), would constitute an "excess parachute payment" within the meaning of such
     Section 280G or would be subject to the excise tax imposed by Section 4999 of the Code.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                              ALLEGHENY & WESTERN ENERGY CORPORATION

                              By/s/John McMillian



                                /s/Michael Fletcher
                                   Michael Fletcher

                        ALLEGHENY & WESTERN ENERGY CORPORATION
                 KEY EXECUTIVES' SUPPLEMENTAL RETIREMENT BENEFIT PLAN

                                      ARTICLE I

                                       PURPOSE

          The purpose of the Allegheny & Western Energy Corporation Key Executives' Supplemental Retirement Benefit Plan (the"Plan") is to provide supplemental retirement benefits for a select group of management or highly compensated employees of Allegheny & Western Energy Corporation and certain of its subsidiaries which participate in the Plan. It is intended that the Plan will aid in retaining and attracting employees of exceptional ability by providing such individuals with these benefits. This Plan shall be effective as of December 1, 1992.

                                      ARTICLE II

                                     DEFINITIONS

          For the purpose of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

          2.1 BENEFICIARY. "Beneficiary" means any person or entity entitled under Article VI to receive Plan Benefits after a Participant's death.

          2.2  BOARD.  "Board" means the Board of Directors of the Corporation.

          2.3 COMMITTEE. "Committee" means the Benefit Committee appointed by the Board to administer the Plan for the employees of the Employers.

          2.4 DEATH BENEFITS. "Death Benefits" means the benefits determined under Article V of this Plan.

          2.5 DEFERRED RETIREMENT DATE. "Deferred Retirement Date" means the first day of the calendar month coincident with or next following the date occurring after the Normal Retirement Date and on which the Participant and the Participant's Employer have agreed the Participant shall separate from employment with such Employer (and all other Employers) as a result of having attained a specified age.

          2.6 EMPLOYER. "Employer" means Allegheny & Western Energy Corporation, or any Participating Subsidiary, or any successor to the business thereof. For purposes of this Plan, the Corporation and each Participating Subsidiary shall be considered separate Employers, and each separate corporation shall be treated as the Employer only with respect to its own employees.

          2.7 NORMAL RETIREMENT DATE. "Normal Retirement Date" means the first day of the calendar month coincident with or next following the date on which the Participant attains the age designated for his retirement in his Participation Agreement.

          2.8 PARTICIPANT. "Participant" means any individual who is participating or has participated in this Plan pursuant to Article III.

          2.9 PARTICIPATING SUBSIDIARY. "Participating Subsidiary" means Mountaineer Gas Company or any other corporation with fifty percent (50%) or more of its issued and outstanding voting stock directly or indirectly owned by the Corporation and which elects to participate in the Plan.

          2.10 PARTICIPATION AGREEMENT. "Participation Agreement" means the agreement entered into by the Corporation and the Participant which, among other things, evidences the agreement of such Participant and the Corporation concerning such Participant's participation under the Plan.

          2.11 PLAN BENEFITS. "Plan Benefits" means any Supplemental Retirement Benefits or Death Benefits payable pursuant to Article IV or
     Article V of this Plan.

          2.12 PLAN YEAR. "Plan Year" means any period of 12 consecutive months beginning on December 1 in any year and ending on the immediately succeeding November 30.

          2.13 RETIREMENT; RETIREMENT DATE. "Retirement" means separation of the Participant from employment with the Participant's Employer (and all other Employers) at the Participant's Normal Retirement Date or Deferred Retirement Date, and "Retirement Date" means the date of such Retirement.

          2.14 SUPPLEMENTAL RETIREMENT BENEFIT. "Supplemental Retirement Benefit" means the benefit determined under Article IV of this Plan.

          2.15 TERMINATION. "Termination" means separation of the Participant from employment with the Employer (and all other Employers) for any reason other than Retirement, death or Total and Permanent Disability.

          2.16 TOTAL AND PERMANENT DISABILITY. "Total and Permanent Disability" means a physical or mental condition which, in the sole opinion of the Committee, prevents a Participant from satisfactorily performing the Participant's usual duties for his Employer (and all other Employers) or such other duties as such Employer may make available to the Participant. For the purpose of this Section 2.16, in determining the availability of other duties, the Committee will give due regard to the Participant's position and earnings prior to the onset of such physical or mental condition and, in otherwise determining whether a Participant is suffering from Total and Permanent Disability, the Committee will take into consideration the qualifications of such Participant by reason of training, education and experience. The Committee's decision as to Total and Permanent disability will be based upon medical reports and/or other evidence satisfactory to the Committee.


                                     ARTICLE III

                                    PARTICIPATION

          3.1 PARTICIPATION. Participation in the Plan shall be limited to those employees of an Employer who are nominated for such participation by the Chief Executive Officer (or, if none, the President) of such Employer and approved for such participation by the Committee.

                                      ARTICLE IV

                    SUPPLEMENTAL RETIREMENT BENEFITS; WITHHOLDING;
                      PAYMENTS TO GUARDIANS AND REPRESENTATIVES

          4.1 SUPPLEMENTAL RETIREMENT BENEFIT. During the Designated Period (as defined in the Participation Agreement for such Participant) commencing upon a Participant's Normal Retirement Date, the Corporation shall pay to such Participant a Supplemental Retirement Benefit. Such Supplemental Retirement Benefit shall be an amount for each Designated Year (as defined in the Participation Agreement for such Participant) equal to the Designated Amount (as defined in the Participation Agreement for such Participant), and such annual amount shall be paid in equal monthly installments during such Designated Year. Notwithstanding the foregoing, if the investment performance of the assets of the Plan is less than that which is necessary to provide for Plan Benefits to the participants under the Plan, the Designated Amount will be appropriately adjusted. The payment of such Supplemental Retirement Benefit shall commence on the first business day of the calendar month immediately following such Participant's Normal Retirement Date and shall be paid thereafter (i) if the Basic Form of Benefit Payment (as provided in Section 4.4) is in effect, on the first business day of each calendar month thereafter during the Designated Period, or (ii) if an Alternative Form of Benefit Payment (as provided in
     Section 4.4) is in effect, on such dates as the Committee shall have designated therefor.

          4.2 DISABILITY. If a Participant separates from employment with his Employer (and all other Employers) due to Total and Permanent Disability, the Corporation shall pay to such Participant a Supplemental Retirement Benefit as provided in Section 4.1 of this Plan except that the payment of such Supplemental Retirement Benefit and the Designated Period shall commence on the first business day of the calendar month immediately following the date the Committee shall have issued its decision that such Participant suffers from Total and Permanent Disability.

          4.3 TERMINATION OF EMPLOYMENT. If a Participant shall voluntarily terminate his employment with his Employer (and all other Employers) or if his employment shall be terminated by the Board of Directors of such Employer for cause (and he shall not be employed by another Employer), in either case prior to the Participant's Normal Retirement Date or Total and Permanent Disability, this Plan shall automatically terminate with respect to such Participant and his Beneficiaries, the Corporation shall have no further obligation under this Plan to such Participant and his Beneficiaries, and such Participant and his Beneficiaries shall have no rights to any Plan Benefits or other benefits or compensation under this Plan. Notwithstanding the foregoing, if a Participant shall voluntarily terminate his employment with his Employer (and all other Employers) or if his employment shall be terminated by the Board of Directors of such Employer for cause (and he shall not be employed by another Employer), in either case prior to his Normal Retirement Date or Total and Permanent Disability, and if, prior to such termination, a Change in Control (hereinafter defined) of the Corporation (which, for purposes for this Section 4.3, shall be deemed to include a Participating Subsidiary if such Participant is employed by such Participating Subsidiary) shall have occurred, then such Participant shall be entitled to receive, and the

     Corporation shall pay to such Participant, a portion of such Participant's Supplemental Retirement Benefit in an amount equal to the Designated Percentage (hereinafter defined) of such Participant's Designated Amount and otherwise at the times provided in, and subject to the other terms and conditions of, Section 4.1 and Section 4.2 of this Plan. Notwithstanding the immediately preceding sentence, however, if the benefits payable pursuant to the immediately preceding sentence, either alone or together with other payments which such Participant has the right to receive either directly or indirectly from his Employer or from the Corporation or any of its subsidiaries, would constitute an excess parachute payment (the "Excess Payment") under Section 280G of the Internal Revenue Code of 1986, as amended, then the benefit payable pursuant to the immediately preceding sentence shall be reduced (but not below zero) by the amount necessary to prevent any such payments to such Participant from constituting an Excess Payment, as determined in good faith by the Committee. As used in this
     Section 4.3,

               (a) a "Change in Control" of the Corporation shall mean and shall be deemed to have occurred upon:

                         (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (w) any acquisition directly from the Corporation (excluding an acquisition by virtue of the exercise of a conversion privilege), (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clauses (1), (2) and (3) of subsection (iii) of this paragraph are satisfied; or

                        (ii) Individuals who, as of the date of such Participant's Participation Agreement, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date of such Participation Agreement whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either
                    (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (2) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board; or

                       (iii) Approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case unless, immediately following such reorganization, merger or consolidation, (1) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation (including, without limitation, a corporation which as a result of such transaction owns the Corporation through one or more subsidiaries) and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (excluding the Corporation, any employee benefit plan(s) (or related trust(s)) of the Corporation and/or its subsidiaries or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                        (iv)  Approval by the stockholders of the Corporation of
                    (1) a complete liquidation or dissolution of the Corporation or (2) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which immediately following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation and/or its subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

               (b) "Designated Percentage" means, with respect to a Participant, the percentage obtained by dividing (1) an amount equal to the excess of such Participant's age at the time a Change in Control of the Corporation occurs over the age of such Participant on the date of his Participation Agreement by (2) an amount equal to the excess of such Participant's age for his Retirement as set forth in his Participation Agreement over the age of such Participant on the date of his Participation Agreement.

          4.4 FORM OF BENEFIT PAYMENT. The Supplemental Retirement Benefit shall be paid in the form of the Basic Benefit provided below, unless the Committee, in its sole discretion, selects an alternative method. Any method requested by a Participant or a Beneficiary shall be considered by the Committee, but shall not be binding. The Basic and Alternative Methods of Payment are as follows:

               (a) Basic Form of Benefit Payment. Equal monthly installments of the Benefit over the Designated Period.

               (b) Alternative Forms of Benefit Payment. Any other form as determined by the Committee in its sole discretion.

          4.5 WITHHOLDING AND PAYROLL TAXES WITH RESPECT TO PLAN BENEFITS. The Corporation shall withhold from any payment of Plan Benefits any taxes required to be withheld from a Participant's wages or such payment by law, regulation or any governmental authority.

          4.6 PAYMENT OF PLAN BENEFITS TO GUARDIANS AND REPRESENTATIVES. If a Plan Benefit is payable to a minor, a person declared incompetent or a person incapable of handling the disposition of property, the Committee may direct payment of such Plan Benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require such proof of incompetency, minority, incapacity, guardianship or representation as it may deem appropriate prior to distribution of the Plan Benefit. Such distribution shall completely discharge the Committee and the Corporation from all liability with respect to such Plan Benefit.


                                      ARTICLE V

                                    DEATH BENEFITS

          5.1 PRE-RETIREMENT DEATH BENEFIT. If a Participant dies while employed by an Employer or prior to the Participant's Normal Retirement Date while Totally and Permanently Disabled, the Corporation shall pay a Death Benefit to the Participant's Beneficiary in an amount equal to the Supplemental Retirement Benefit as specified in Section 4.1 of this Plan except that, for purposes of the Death Benefit payable under this Section 5.1, (a) the "Designated Period" shall be deemed to be a period commencing on the DB Start Date (as defined in Section 5.3(a) of this Plan) and ending on the fourth anniversary of such DB Start Date, and (b) the Death Benefit shall be paid as provided in Section 5.3(a) of this Plan. The Death Benefit will be appropriately adjusted to reflect any Supplemental Retirement Benefit paid to such Participant prior to his death.

          5.2 POST-RETIREMENT DEATH BENEFIT. If a Participant dies after Retirement, the Participant's Beneficiary shall continue to receive the Supplemental Retirement Benefit until the end of the Designated Period as provided in Section 4.1 of this Plan.

          5.3  FORM OF DEATH BENEFIT PAYMENT.

               (a) Pre-Retirement Death Benefit. The Death Benefit payable under Section 5.1 of this Plan shall be paid by the Corporation in the form of five annual payments, payable as follows: The first annual payment shall be made on the first business day (the "DB Start Date") of the calendar month which occurs on or immediately after the sixtieth
                    (60th) day after the date of death of the Participant, and the remaining annual payments shall be made on each of the next four succeeding anniversaries of the DB Start Date.

               (b) Post-Retirement Death Benefit. The Death Benefit payable under Section 5.2 of this Plan shall be paid in the same manner as the Supplemental Retirement Benefit was being paid to the Participant.

                                      ARTICLE VI

                               BENEFICIARY DESIGNATION

          6.1 BENEFICIARY DESIGNATION. Each Participant shall have the right, at any time, to designate one or more persons or entities as his Beneficiary or Beneficiaries (both primary and contingent) to whom Death Benefits shall be paid in the event of such Participant's death prior to complete distribution to him of the Plan Benefits due under the Plan. Each Beneficiary designation shall be in a written form prescribed by the Committee and will be effective only when filed with the Committee during such Participant's lifetime. Any Beneficiary designation shall be valid or effective only as permitted under applicable law.

          6.2 AMENDMENTS. Any Beneficiary designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary designation with the Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed.

          6.3 NO BENEFICIARY DESIGNATION. If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a deceased Participant predeceased the Participant, the Committee, in its sole discretion, shall direct the Corporation to distribute such Participant's Plan Benefits (or the balance thereof) as follows:

               (a)  To the Participant's surviving spouse, if any; or

               (b) If the Participant shall have no surviving spouse, then to the Participant's children in equal shares by right of representation; or

               (c) If the Participant shall have no surviving spouse or children, then to the Participant's estate.

          6.4 EFFECT OF PAYMENT. Payment to the Beneficiary of a Participant shall completely discharge the Corporation's obligations under this Plan to such Participant or any claimant to any of the Plan Benefits of or through such Participant or a Beneficiary of such Participant.

          6.5  BENEFICIARY DESIGNATION BY BENEFICIARY; DEATH OF BENEFICIARY.
     Any Beneficiary may designate one or more persons or entities as his Beneficiary as if he were a Participant under Sections 6.1 and 6.2 of this Plan. Following commencement of payment of Death Benefits, if the Beneficiary designated by a deceased Participant dies before receiving complete distribution of the Death Benefits, the Committee shall direct the Corporation to distribute the balance of such Plan Benefits

               (a) as designated by the Beneficiary in accordance with the provisions of this Section 6.5 and Section 6.1 of this Plan; or

               (b) if the Beneficiary shall not have made such designation, then to the Beneficiary's estate.


                                     ARTICLE VII

                                    ADMINISTRATION

          7.1 COMMITTEE: DUTIES. This Plan shall be administered for each Employer by the Committee. Members of the Committee may be Participants under this Plan.

          7.2 AGENTS. The Committee may appoint an individual to be the Committee's agent with respect to the day-to-day administration of the Plan. In addition, the Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to an Employer.

          7.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation and application of this Plan or any rules and regulations which may be promulgated hereunder shall be final and binding upon all persons having an interest in this Plan.

          7.4 INDEMNITY OF COMMITTEE. The Employers shall jointly and severally indemnify and hold harmless each of the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct by the Committee or such member.


                                     ARTICLE VIII

                                   CLAIMS PROCEDURE

          8.1 CLAIM. Any person claiming a benefit, requesting an interpretation or ruling, or requesting information under the Plan shall present the request in writing to the Committee which shall respond in writing as soon as practicable.

          8.2 DENIAL OF CLAIM. If the claim or request is denied, the written notice of denial shall be made within ninety (90) days of the date of receipt of such claim or request by the Committee and shall state:

               (a) The reason for denial, with specific reference to the Plan provisions on which the denial is based.

               (b) A description of any additional material or information required and an explanation of why it is necessary.

               (c)  An explanation of the Plan's claim review procedure.

          8.3 REVIEW OF CLAIM. Any person whose claim or request is denied or who has not received a response within ninety (90) days may request review by notice given in writing to the Committee within sixty (60) days of receiving a response or one hundred fifty (150) days from the date the claim was received by the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

          8.4 FINAL DECISION. The decision on review shall normally be made within sixty (60) days after the Committee's receipt of a request for review. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days after the Committee's receipt of a request for review. The decision shall be in writing and shall state the reason and the relevant plan provisions. All decisions on review shall be final and bind all parties concerned.


                                      ARTICLE IX

                           AMENDMENT OR TERMINATION OF PLAN

          9.1 AMENDMENT OR TERMINATION. The Board may, at any time and in its sole discretion, terminate or amend this Plan or any Plan Benefits in whole or in part and without obligation or liability to any Participant, Beneficiary or other person (including without limitation with respect to any Plan Benefits of (a) any Participant whose Retirement Date (or, with respect to the Supplemental Retirement Benefit payable pursuant to Section 4.1, any Participant whose Normal Retirement Date) did not precede such termination or amendment, (b) any Participant as to whom the Committee had not, prior to such termination or amendment, issued a decision that such Participant suffered from Total and Permanent Disability, and (c) any Beneficiary of a Participant whose death did not precede such termination or amendment); provided, however, no such termination or amendment shall adversely affect the Plan Benefits of any Participant whose Retirement Date (or, with respect to the Supplemental Retirement Benefit payable pursuant to Section 4.1, any Participant whose Normal Retirement Date) preceded such termination or amendment, the Plan Benefits of any Participant as to whom the Committee had, prior to such termination or amendment, issued a decision that such Participant suffered from Total and Permanent Disability, or the Death Benefits of any Beneficiary of a Participant who died prior to such termination or amendment.

          9.2 SUCCESSOR. The provisions of this Plan shall be binding upon and inure to the benefit of any successor or assign of the Corporation. The term "successor" as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Corporation, and successors of any such corporation or other business entity.


                                      ARTICLE X

                                    MISCELLANEOUS

          10.1 UNSECURED GENERAL CREDITOR. Benefits to be provided under this Plan are unfunded obligations of the Corporation. Participants and their Beneficiaries, heirs, successors and assigns shall have no secured interest or claim in any property or assets of the Corporation or any other Employer, nor shall they be beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Corporation or any other Employer (collectively, "Policies"). Such Policies or other assets of the Corporation or any other Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or be considered in any way as collateral security for the fulfilling of the obligations of the Corporation under this Plan.

          10.2 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

          10.3 GOVERNING LAW. The provisions of this Plan shall be construed and interpreted according to the law of the State of West Virginia without application of principles of conflicts or choice of law.

          10.4 SEVERABILITY. If any provision of this Plan or the application of any provision hereof to any person or circumstance is held invalid, the remainder of this Plan and the application of such provision to other persons or circumstances shall not be affected.

          10.5 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to any member of the Committee, the President of the Corporation or the Participant's Employer, or the Statutory Agent of the Corporation or such Employer. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the earlier of receipt or three (3) days following the date shown on the postmark.

                        ALLEGHENY & WESTERN ENERGY CORPORATION

            KEY EXECUTIVES' SUPPLEMENTAL RETIREMENT BENEFIT PLAN AGREEMENT

            KEY EXECUTIVES' SUPPLEMENTAL RETIREMENT BENEFIT PLAN AGREEMENT


           This Agreement is entered into as of December 1, 1992 by and between Allegheny & Western Energy Corporation, a corporation organized and existing under the laws of the State of West Virginia (the "Corporation"), and W. Merwyn Pittman (the "Employee").

                                W I T N E S S E T H :

          WHEREAS, the Employee has been employed by the Corporation or a Participating Subsidiary (as defined in the Plan, as defined below) and has discharged his duties in a capable and efficient manner to the benefit of the Corporation; and

          WHEREAS, it is the desire of the Corporation to retain the services of the Employee; and

          WHEREAS, the Employee is willing to continue in the employ of the Corporation or a Participating Subsidiary, as the case may be, provided the Corporation agrees to provide certain benefits hereinafter described in accordance with the terms and conditions hereinafter set forth;

          NOW THEREFORE, in consideration of the mutual promises and covenants herein contained as well as other good and valuable consideration, it is agreed as follows:

          1. The Employee is hereby designated a Participant under the Corporation's Key Executives' Supplemental Retirement Benefit Plan (the "Plan"), a copy of which is attached hereto and incorporated herein by reference, and the Employee and the Corporation agree to the terms of the Plan and to be bound thereby. The Corporation represents that the Employee has satisfied the qualifications for participation in the Plan set forth in
     Article III of the Plan.

          2. For purposes of Section 2.7 of the Plan as applicable to the Employee, the age for the Employee's retirement shall be sixty-six (66).

          3. For purposes of Section 4.1 of the Plan as applicable to the Employee, (a) the "Designated Amount" shall be $62,500, (b) the "Designated Period" shall be a period commencing on the date the Supplemental Retirement Benefit is first payable (the "SRB Start Date") and ending on the 10th anniversary of such SRB Start Date, and (c) a "Designated Year" shall be a one year period ending on any anniversary of the commencement date of the Designated Period.

          4. Notwithstanding the provisions of Section 4.3 of the Plan, in the event of a Change in Control (as defined in the Plan):

               (a) The Employee shall be automatically 100% vested under the Plan and shall be entitled to the benefits and rights provided in Section 6(c) of the Employment Agreement dated as of September 14, 1993 between the Employee and the Corporation (the "Employment Agreement"); and

               (b) The provisions of Section 6(d) of the Employment Agreement shall apply if any of the benefits payable to the Employee pursuant to the Plan upon a Change in Control or a "change in control" as defined in
     Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), would constitute an "excess parachute payment" within the meaning of such
     Section 280G or would be subject to the excise tax imposed by Section 4999 of the Code.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                              ALLEGHENY & WESTERN ENERGY CORPORATION

                              By/s/John McMillian



                                /s/W. Merwyn Pittman
                                   W. Merwyn Pittman

                        ALLEGHENY & WESTERN ENERGY CORPORATION
                 KEY EXECUTIVES' SUPPLEMENTAL RETIREMENT BENEFIT PLAN

                                      ARTICLE I

                                       PURPOSE

          The purpose of the Allegheny & Western Energy Corporation Key Executives' Supplemental Retirement Benefit Plan (the"Plan") is to provide supplemental retirement benefits for a select group of management or highly compensated employees of Allegheny & Western Energy Corporation and certain of its subsidiaries which participate in the Plan. It is intended that the Plan will aid in retaining and attracting employees of exceptional ability by providing such individuals with these benefits. This Plan shall be effective as of December 1, 1992.

                                      ARTICLE II

                                     DEFINITIONS

          For the purpose of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

          2.1 BENEFICIARY. "Beneficiary" means any person or entity entitled under Article VI to receive Plan Benefits after a Participant's death.

          2.2  BOARD.  "Board" means the Board of Directors of the Corporation.

          2.3 COMMITTEE. "Committee" means the Benefit Committee appointed by the Board to administer the Plan for the employees of the Employers.

          2.4 DEATH BENEFITS. "Death Benefits" means the benefits determined under Article V of this Plan.

          2.5 DEFERRED RETIREMENT DATE. "Deferred Retirement Date" means the first day of the calendar month coincident with or next following the date occurring after the Normal Retirement Date and on which the Participant and the Participant's Employer have agreed the Participant shall separate from employment with such Employer (and all other Employers) as a result of having attained a specified age.

          2.6 EMPLOYER. "Employer" means Allegheny & Western Energy Corporation, or any Participating Subsidiary, or any successor to the business thereof. For purposes of this Plan, the Corporation and each Participating Subsidiary shall be considered separate Employers, and each separate corporation shall be treated as the Employer only with respect to its own employees.

          2.7 NORMAL RETIREMENT DATE. "Normal Retirement Date" means the first day of the calendar month coincident with or next following the date on which the Participant attains the age designated for his retirement in his Participation Agreement.

          2.8 PARTICIPANT. "Participant" means any individual who is participating or has participated in this Plan pursuant to Article III.

          2.9 PARTICIPATING SUBSIDIARY. "Participating Subsidiary" means Mountaineer Gas Company or any other corporation with fifty percent (50%) or more of its issued and outstanding voting stock directly or indirectly owned by the Corporation and which elects to participate in the Plan.

          2.10 PARTICIPATION AGREEMENT. "Participation Agreement" means the agreement entered into by the Corporation and the Participant which, among other things, evidences the agreement of such Participant and the Corporation concerning such Participant's participation under the Plan.

          2.11 PLAN BENEFITS. "Plan Benefits" means any Supplemental Retirement Benefits or Death Benefits payable pursuant to Article IV or
     Article V of this Plan.

          2.12 PLAN YEAR. "Plan Year" means any period of 12 consecutive months beginning on December 1 in any year and ending on the immediately succeeding November 30.

          2.13 RETIREMENT; RETIREMENT DATE. "Retirement" means separation of the Participant from employment with the Participant's Employer (and all other Employers) at the Participant's Normal Retirement Date or Deferred Retirement Date, and "Retirement Date" means the date of such Retirement.

          2.14 SUPPLEMENTAL RETIREMENT BENEFIT. "Supplemental Retirement Benefit" means the benefit determined under Article IV of this Plan.

          2.15 TERMINATION. "Termination" means separation of the Participant from employment with the Employer (and all other Employers) for any reason other than Retirement, death or Total and Permanent Disability.

          2.16 TOTAL AND PERMANENT DISABILITY. "Total and Permanent Disability" means a physical or mental condition which, in the sole opinion of the Committee, prevents a Participant from satisfactorily performing the Participant's usual duties for his Employer (and all other Employers) or such other duties as such Employer may make available to the Participant. For the purpose of this Section 2.16, in determining the availability of other duties, the Committee will give due regard to the Participant's position and earnings prior to the onset of such physical or mental condition and, in otherwise determining whether a Participant is suffering from Total and Permanent Disability, the Committee will take into consideration the qualifications of such Participant by reason of training, education and experience. The Committee's decision as to Total and Permanent disability will be based upon medical reports and/or other evidence satisfactory to the Committee.


                                     ARTICLE III

                                    PARTICIPATION

          3.1 PARTICIPATION. Participation in the Plan shall be limited to those employees of an Employer who are nominated for such participation by the Chief Executive Officer (or, if none, the President) of such Employer and approved for such participation by the Committee.

                                      ARTICLE IV

                    SUPPLEMENTAL RETIREMENT BENEFITS; WITHHOLDING;
                      PAYMENTS TO GUARDIANS AND REPRESENTATIVES

          4.1 SUPPLEMENTAL RETIREMENT BENEFIT. During the Designated Period (as defined in the Participation Agreement for such Participant) commencing upon a Participant's Normal Retirement Date, the Corporation shall pay to such Participant a Supplemental Retirement Benefit. Such Supplemental Retirement Benefit shall be an amount for each Designated Year (as defined in the Participation Agreement for such Participant) equal to the Designated Amount (as defined in the Participation Agreement for such Participant), and such annual amount shall be paid in equal monthly installments during such Designated Year. Notwithstanding the foregoing, if the investment performance of the assets of the Plan is less than that which is necessary to provide for Plan Benefits to the participants under the Plan, the Designated Amount will be appropriately adjusted. The payment of such Supplemental Retirement Benefit shall commence on the first business day of the calendar month immediately following such Participant's Normal Retirement Date and shall be paid thereafter (i) if the Basic Form of Benefit Payment (as provided in Section 4.4) is in effect, on the first business day of each calendar month thereafter during the Designated Period, or (ii) if an Alternative Form of Benefit Payment (as provided in
     Section 4.4) is in effect, on such dates as the Committee shall have designated therefor.

          4.2 DISABILITY. If a Participant separates from employment with his Employer (and all other Employers) due to Total and Permanent Disability, the Corporation shall pay to such Participant a Supplemental Retirement Benefit as provided in Section 4.1 of this Plan except that the payment of such Supplemental Retirement Benefit and the Designated Period shall commence on the first business day of the calendar month immediately following the date the Committee shall have issued its decision that such Participant suffers from Total and Permanent Disability.

          4.3 TERMINATION OF EMPLOYMENT. If a Participant shall voluntarily terminate his employment with his Employer (and all other Employers) or if his employment shall be terminated by the Board of Directors of such Employer for cause (and he shall not be employed by another Employer), in either case prior to the Participant's Normal Retirement Date or Total and Permanent Disability, this Plan shall automatically terminate with respect to such Participant and his Beneficiaries, the Corporation shall have no further obligation under this Plan to such Participant and his Beneficiaries, and such Participant and his Beneficiaries shall have no rights to any Plan Benefits or other benefits or compensation under this Plan. Notwithstanding the foregoing, if a Participant shall voluntarily terminate his employment with his Employer (and all other Employers) or if his employment shall be terminated by the Board of Directors of such Employer for cause (and he shall not be employed by another Employer), in either case prior to his Normal Retirement Date or Total and Permanent Disability, and if, prior to such termination, a Change in Control (hereinafter defined) of the Corporation (which, for purposes for this Section 4.3, shall be deemed to include a Participating Subsidiary if such Participant is employed by such Participating Subsidiary) shall have occurred, then such Participant shall be entitled to receive, and the

     Corporation shall pay to such Participant, a portion of such Participant's Supplemental Retirement Benefit in an amount equal to the Designated Percentage (hereinafter defined) of such Participant's Designated Amount and otherwise at the times provided in, and subject to the other terms and conditions of, Section 4.1 and Section 4.2 of this Plan. Notwithstanding the immediately preceding sentence, however, if the benefits payable pursuant to the immediately preceding sentence, either alone or together with other payments which such Participant has the right to receive either directly or indirectly from his Employer or from the Corporation or any of its subsidiaries, would constitute an excess parachute payment (the "Excess Payment") under Section 280G of the Internal Revenue Code of 1986, as amended, then the benefit payable pursuant to the immediately preceding sentence shall be reduced (but not below zero) by the amount necessary to prevent any such payments to such Participant from constituting an Excess Payment, as determined in good faith by the Committee. As used in this
     Section 4.3,

               (a) a "Change in Control" of the Corporation shall mean and shall be deemed to have occurred upon:

                         (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (w) any acquisition directly from the Corporation (excluding an acquisition by virtue of the exercise of a conversion privilege), (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clauses (1), (2) and (3) of subsection (iii) of this paragraph are satisfied; or

                        (ii) Individuals who, as of the date of such Participant's Participation Agreement, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date of such Participation Agreement whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either
                    (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (2) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board; or

                       (iii) Approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case unless, immediately following such reorganization, merger or consolidation, (1) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation (including, without limitation, a corporation which as a result of such transaction owns the Corporation through one or more subsidiaries) and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (excluding the Corporation, any employee benefit plan(s) (or related trust(s)) of the Corporation and/or its subsidiaries or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                        (iv)  Approval by the stockholders of the Corporation of
                    (1) a complete liquidation or dissolution of the Corporation or (2) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which immediately following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation and/or its subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

               (b) "Designated Percentage" means, with respect to a Participant, the percentage obtained by dividing (1) an amount equal to the excess of such Participant's age at the time a Change in Control of the Corporation occurs over the age of such Participant on the date of his Participation Agreement by (2) an amount equal to the excess of such Participant's age for his Retirement as set forth in his Participation Agreement over the age of such Participant on the date of his Participation Agreement.

          4.4 FORM OF BENEFIT PAYMENT. The Supplemental Retirement Benefit shall be paid in the form of the Basic Benefit provided below, unless the Committee, in its sole discretion, selects an alternative method. Any method requested by a Participant or a Beneficiary shall be considered by the Committee, but shall not be binding. The Basic and Alternative Methods of Payment are as follows:

               (a) Basic Form of Benefit Payment. Equal monthly installments of the Benefit over the Designated Period.

               (b) Alternative Forms of Benefit Payment. Any other form as determined by the Committee in its sole discretion.

          4.5 WITHHOLDING AND PAYROLL TAXES WITH RESPECT TO PLAN BENEFITS. The Corporation shall withhold from any payment of Plan Benefits any taxes required to be withheld from a Participant's wages or such payment by law, regulation or any governmental authority.

          4.6 PAYMENT OF PLAN BENEFITS TO GUARDIANS AND REPRESENTATIVES. If a Plan Benefit is payable to a minor, a person declared incompetent or a person incapable of handling the disposition of property, the Committee may direct payment of such Plan Benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require such proof of incompetency, minority, incapacity, guardianship or representation as it may deem appropriate prior to distribution of the Plan Benefit. Such distribution shall completely discharge the Committee and the Corporation from all liability with respect to such Plan Benefit.


                                      ARTICLE V

                                    DEATH BENEFITS

          5.1 PRE-RETIREMENT DEATH BENEFIT. If a Participant dies while employed by an Employer or prior to the Participant's Normal Retirement Date while Totally and Permanently Disabled, the Corporation shall pay a Death Benefit to the Participant's Beneficiary in an amount equal to the Supplemental Retirement Benefit as specified in Section 4.1 of this Plan except that, for purposes of the Death Benefit payable under this Section 5.1, (a) the "Designated Period" shall be deemed to be a period commencing on the DB Start Date (as defined in Section 5.3(a) of this Plan) and ending on the fourth anniversary of such DB Start Date, and (b) the Death Benefit shall be paid as provided in Section 5.3(a) of this Plan. The Death Benefit will be appropriately adjusted to reflect any Supplemental Retirement Benefit paid to such Participant prior to his death.

          5.2 POST-RETIREMENT DEATH BENEFIT. If a Participant dies after Retirement, the Participant's Beneficiary shall continue to receive the Supplemental Retirement Benefit until the end of the Designated Period as provided in Section 4.1 of this Plan.

          5.3  FORM OF DEATH BENEFIT PAYMENT.

               (a) Pre-Retirement Death Benefit. The Death Benefit payable under Section 5.1 of this Plan shall be paid by the Corporation in the form of five annual payments, payable as follows: The first annual payment shall be made on the first business day (the "DB Start Date") of the calendar month which occurs on or immediately after the sixtieth
                    (60th) day after the date of death of the Participant, and the remaining annual payments shall be made on each of the next four succeeding anniversaries of the DB Start Date.

               (b) Post-Retirement Death Benefit. The Death Benefit payable under Section 5.2 of this Plan shall be paid in the same manner as the Supplemental Retirement Benefit was being paid to the Participant.

                                      ARTICLE VI

                               BENEFICIARY DESIGNATION

          6.1 BENEFICIARY DESIGNATION. Each Participant shall have the right, at any time, to designate one or more persons or entities as his Beneficiary or Beneficiaries (both primary and contingent) to whom Death Benefits shall be paid in the event of such Participant's death prior to complete distribution to him of the Plan Benefits due under the Plan. Each Beneficiary designation shall be in a written form prescribed by the Committee and will be effective only when filed with the Committee during such Participant's lifetime. Any Beneficiary designation shall be valid or effective only as permitted under applicable law.

          6.2 AMENDMENTS. Any Beneficiary designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary designation with the Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed.

          6.3 NO BENEFICIARY DESIGNATION. If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a deceased Participant predeceased the Participant, the Committee, in its sole discretion, shall direct the Corporation to distribute such Participant's Plan Benefits (or the balance thereof) as follows:

               (a)  To the Participant's surviving spouse, if any; or

               (b) If the Participant shall have no surviving spouse, then to the Participant's children in equal shares by right of representation; or

               (c) If the Participant shall have no surviving spouse or children, then to the Participant's estate.

          6.4 EFFECT OF PAYMENT. Payment to the Beneficiary of a Participant shall completely discharge the Corporation's obligations under this Plan to such Participant or any claimant to any of the Plan Benefits of or through such Participant or a Beneficiary of such Participant.

          6.5  BENEFICIARY DESIGNATION BY BENEFICIARY; DEATH OF BENEFICIARY.
     Any Beneficiary may designate one or more persons or entities as his Beneficiary as if he were a Participant under Sections 6.1 and 6.2 of this Plan. Following commencement of payment of Death Benefits, if the Beneficiary designated by a deceased Participant dies before receiving complete distribution of the Death Benefits, the Committee shall direct the Corporation to distribute the balance of such Plan Benefits

               (a) as designated by the Beneficiary in accordance with the provisions of this Section 6.5 and Section 6.1 of this Plan; or

               (b) if the Beneficiary shall not have made such designation, then to the Beneficiary's estate.


                                     ARTICLE VII

                                    ADMINISTRATION

          7.1 COMMITTEE: DUTIES. This Plan shall be administered for each Employer by the Committee. Members of the Committee may be Participants under this Plan.

          7.2 AGENTS. The Committee may appoint an individual to be the Committee's agent with respect to the day-to-day administration of the Plan. In addition, the Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to an Employer.

          7.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation and application of this Plan or any rules and regulations which may be promulgated hereunder shall be final and binding upon all persons having an interest in this Plan.

          7.4 INDEMNITY OF COMMITTEE. The Employers shall jointly and severally indemnify and hold harmless each of the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct by the Committee or such member.


                                     ARTICLE VIII

                                   CLAIMS PROCEDURE

          8.1 CLAIM. Any person claiming a benefit, requesting an interpretation or ruling, or requesting information under the Plan shall present the request in writing to the Committee which shall respond in writing as soon as practicable.

          8.2 DENIAL OF CLAIM. If the claim or request is denied, the written notice of denial shall be made within ninety (90) days of the date of receipt of such claim or request by the Committee and shall state:

               (a) The reason for denial, with specific reference to the Plan provisions on which the denial is based.

               (b) A description of any additional material or information required and an explanation of why it is necessary.

               (c)  An explanation of the Plan's claim review procedure.

          8.3 REVIEW OF CLAIM. Any person whose claim or request is denied or who has not received a response within ninety (90) days may request review by notice given in writing to the Committee within sixty (60) days of receiving a response or one hundred fifty (150) days from the date the claim was received by the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

          8.4 FINAL DECISION. The decision on review shall normally be made within sixty (60) days after the Committee's receipt of a request for review. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days after the Committee's receipt of a request for review. The decision shall be in writing and shall state the reason and the relevant plan provisions. All decisions on review shall be final and bind all parties concerned.


                                      ARTICLE IX

                           AMENDMENT OR TERMINATION OF PLAN

          9.1 AMENDMENT OR TERMINATION. The Board may, at any time and in its sole discretion, terminate or amend this Plan or any Plan Benefits in whole or in part and without obligation or liability to any Participant, Beneficiary or other person (including without limitation with respect to any Plan Benefits of (a) any Participant whose Retirement Date (or, with respect to the Supplemental Retirement Benefit payable pursuant to Section 4.1, any Participant whose Normal Retirement Date) did not precede such termination or amendment, (b) any Participant as to whom the Committee had not, prior to such termination or amendment, issued a decision that such Participant suffered from Total and Permanent Disability, and (c) any Beneficiary of a Participant whose death did not precede such termination or amendment); provided, however, no such termination or amendment shall adversely affect the Plan Benefits of any Participant whose Retirement Date (or, with respect to the Supplemental Retirement Benefit payable pursuant to Section 4.1, any Participant whose Normal Retirement Date) preceded such termination or amendment, the Plan Benefits of any Participant as to whom the Committee had, prior to such termination or amendment, issued a decision that such Participant suffered from Total and Permanent Disability, or the Death Benefits of any Beneficiary of a Participant who died prior to such termination or amendment.

          9.2 SUCCESSOR. The provisions of this Plan shall be binding upon and inure to the benefit of any successor or assign of the Corporation. The term "successor" as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Corporation, and successors of any such corporation or other business entity.


                                      ARTICLE X

                                    MISCELLANEOUS

          10.1 UNSECURED GENERAL CREDITOR. Benefits to be provided under this Plan are unfunded obligations of the Corporation. Participants and their Beneficiaries, heirs, successors and assigns shall have no secured interest or claim in any property or assets of the Corporation or any other Employer, nor shall they be beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Corporation or any other Employer (collectively, "Policies"). Such Policies or other assets of the Corporation or any other Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or be considered in any way as collateral security for the fulfilling of the obligations of the Corporation under this Plan.

          10.2 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

          10.3 GOVERNING LAW. The provisions of this Plan shall be construed and interpreted according to the law of the State of West Virginia without application of principles of conflicts or choice of law.

          10.4 SEVERABILITY. If any provision of this Plan or the application of any provision hereof to any person or circumstance is held invalid, the remainder of this Plan and the application of such provision to other persons or circumstances shall not be affected.

          10.5 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to any member of the Committee, the President of the Corporation or the Participant's Employer, or the Statutory Agent of the Corporation or such Employer. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the earlier of receipt or three (3) days following the date shown on the postmark.